Risk Management	12 Months Ended
Dec. 31, 2019
Risk Management [Abstract]
Risk Management

3.    Risk Management

Risk and capital management structures

The risk and capital management activities structures are made up of several committees, commissions and departments which assist the Board of Directors, the Chief Executive Officer, the Chief Risk Officer (CRO) and the Board of Executive Officers of the Organization in their decision-making process.

The Organization has the Integrated Risk Management and Capital Allocation Committee - COGIRAC, whose duty is advise the Board of Directors in performing its duties, related to the management policy and to the risk exposure limits policy, and assure, within the scope of the Organization, the fulfillment of the processes, policies, related rules, and regulations and laws applicable to the Organizations.

This committee is assisted by the Executive Committees for: a) Risk Monitoring, b) Risk Management, c) Anti-money Laundering and Financing of Terrorism (AML-FT)/Sanctions and Information Security/Cyber, and d) Grupo Bradesco Seguros and BSP Empreendimentos Imobiliários. In addition, it also has the support of the Products and Services Executive Committee and the Executive Committees in business areas, which, among other duties, suggest exposure thresholds to their respective risks and prepare mitigation plans to be submitted to the Integrated Risk Management and Capital Allocation Committee and the Board of Directors.

In the governance structure it is also notable the Risk Committee, whose main purpose is to assess the structure of risk management of the Organization and occasionally propose improvements.

COGIRAC and the Risk Committee advise the Board of Directors in the performance of its assignments related to the management and control of risks, capital, internal controls and compliance.

The Integrated Risk Control Department (DCIR), whose mission is to promote and to implementing risk control and capital allocation through robust practices and certification of existence, execution and effectiveness of controls which assure acceptable risk levels in the Organization's processes, independently, consistently, on a transparent and integrated manner. This Department is also responsible for complying with the Central Bank of Brazil rules for risk management activities.

Risk appetite

The risk appetite refers to the types and levels of risks that the Organization is willing to accept in the conduct of its business and purposes. The Risk Appetite Statement - RAS is an important instrument that summarizes the risk culture of the Organization.

At the same time, RAS emphasizes the existence of an efficient process of assignments in the operational risk management and in the performance of control functions, as well as for mitigation and disciplinary actions and processes of scheduling and reporting to Senior Management upon breach of the risk limits or control processes established.

The Risk Appetite Statement is reviewed on annual basis, or whenever necessary, by the Board of Directors and permanently monitored by forums of the Senior Management and business and control areas.

RAS reinforces the dissemination of the risk culture by disclosing the main aspects of risk appetite of the Organization to all its members.

For the many types of risks, whether measurable or not, the Organization established control approaches, observing the main global dimensions:

Capital: the Organization seeks to maintain, permanently, a solid capital base to support the development of activities and cope with the risks incurred (in normal situations or of stress), as well as to support any losses arising from non-measurable risks and make possible strategic acquisitions. To meet this goal, capital buffers were established, which are part of the framework of risk appetite, which are defined and approved by the Board of Directors.

The Organization has established that the Indexes of Basel, Level I, of Common Equity and Leverage Ratio should correspond at least to the regulatory cap, plus the current Equity buffer. In the same sense, Grupo Bradesco Seguros (GBS) must maintain the minimum Solvency Index above the regulatory framework, in the consolidated view, according to the buffers defined.

Liquidity: the Organization aims to effectively comply with its obligations through diversified and low cost sources of funding to provide a cash structure compatible with the size of its obligations; thus, ensuring survival even in adverse scenarios without affecting its daily operations and incurring significant losses.

For this dimension, indicators were established for short- and long-term monitoring. The Short-Term Liquidity Coverage Ratio (LCR) corresponds to the ratio between the stock of High-Quality Liquidity Assets (HQLA) and the total number of outflows of cash, calculated according to the standardized stress by the Central Bank of Brazil. Now the Indicator of Long-Term Liquidity - NSFR (Net Stable Funding Ratio) corresponds to the ratio between the stable funding available and the stable funding necessary. For Grupo Bradesco Seguros, the control of liquidity risk consists in the sizing of the Minimum Reserve of Liquidity (RML), represented by the amount of resources needed to settle the obligations in situations of stress during the period of turbulence (30 days) and their relation with the Cash Available, which is composed predominantly by high-quality net assets.

Profitability: the Organization prioritizes diligence for the sustainable growth of its business and results and for the adequate remuneration of its equity, seeking to cover the remuneration expectation of its shareholders in relation to the risks assumed in their business.

The Organization periodically monitors key performance indicators of the results by line of business, segments and products. On the basis of these monitoring, analyses, projections and studies are made in order to inform the business areas and Senior Management about the individual and consolidated results, thus allowing conscious decision making and strategic reviews.

Loan: the Organization focus on domestic clients, on diversified and dispersed manner, in terms of products and segments, aiming at the security and quality of the portfolio, with guarantees consistent with the risks assumed, considering the amounts, purposes and terms of loans granted, maintaining proper levels of provisions and concentrations.

The monitoring of credit risk is accomplished through continuous monitoring of portfolios and exhibitions, with assessment of the evolution of their volumes, delinquency, provisioning, studies of harvests, and equity, among others. Additionally, the Organization has a structured process of governance of limits of liability for approval of credit operations and recovery.

In relation to the risk appetite, metrics were defined to monitor the concentration limits of operations for the Economic Group, Sector and Transfer (concentration per country). In addition to the indicators of concentration, a specific indicator was established for the level of delinquencies above 90 days for Individuals (PF) and an indicator of Margin of Economic Capital of Credit Risk, in order to monitor and track the capital in the economic and regulatory visions.

Market: the Organization aims to align the exposures to the strategic guidelines, with specific limits established on independent basis and with risks mapped, measured and classified as to the probability and magnitude.

The Organization monitors and controls the possibility of financial losses due to fluctuating prices and interest rates of the financial instruments, as its asset and liability portfolios may have mismatched maturities, currencies and indexes. Considering the dynamics of this type of risk and the characteristics of each investment portfolio, various limits of risks and results were established.

For the Trading portfolio the indicators of Value at Risk (VaR), Stress Scenarios for a month, of Monthly and Quarterly Result and Financial Exposure / Concentration are part of the risk appetite. For the Banking portfolio, the ΔEVE Internal Model, ΔEVE Outlier Test, ΔNII Internal Model and the Evolution of the Positions Evaluated at Market Value are monitored. Now for Grupo Bradesco Seguros, the indicators are the VaR for variable income and the interest rate risk (EVE).

Operational: the Organization aims to provide assurance with regard to appropriately carrying out its business in accordance with laws regulations and policies, ensuring that processes are covered by efficient controls.

In view of the wide range of products and services offered, as well as the significant volume of activities and operations made, the Organization can incur operating losses resulting from flaws, deficiency or inadequacy of internal processes, people and systems, or from external events.

In this sense, in the context of the Prudential Conglomerate (according to the Central Bank of Brazil, as of January 2015, the calculation of the Reference Equity and the amount of RWA must be prepared in accordance with the financial statements of the Prudential Conglomerate, which are different to IFRS, including in relation to the requirements for and methods of consolidation), the Organization established limits of appetite and tolerance for operating losses, which are monitored on a monthly basis. Additionally, an indicator for monitoring the availability of the main channels of customer service and systems has been defined, aiming to provide continuous readiness in the service to customers.

Reputation: the Organization monitors its reputation as perceived by clients, employees, regulatory authority, investors and the market in general, aiming to ensure the timely identification and assessment of potential sources of this risk and act preventively to mitigate them.

The control of reputation risk aims to ensure that the Organization evaluates and monitors the perception of various stakeholders in order to identify potential sources of risk in reputation and act in a timely manner to mitigate it.

The control of this risk is performed by means of a Consolidated Index of Reputation, which is subdivided into dimensions under which it is possible to determine the reputation of the Organization as perceived by clients, employees, regulatory authority, investors and the market in general.

Model: the Organization uses models to support the decision-making, preparation of financial reports and regulations, and to provide predictive information in several areas of the business. In this context, the Organization recognizes the existence of the risk associated with the use of the models and importance of its management process.

The Organization carries out the management and control of the model risk by means of assessment, inventory and classification of relevance and model risk, backed by processes of governance.

Stress Test Program

The risk management structure has a stress test program defined as a coordinated set of processes and routines, containing own methodologies, documentation and governance, whose principal purpose is to identify potential vulnerabilities of the institution. Stress tests are exercises of prospective evaluation of the potential impacts of adverse events and circumstances on capital, on liquidity or on the value of a portfolio of the Organization.

In the Program of Stress Tests, the scenarios are designed by the Department of Research and Economic Studies - DEPEC and discussed with the Business areas, Integrated Risk Control Department - DCIR, Department of Controllership, among other areas. Both scenarios and results are discussed and approved by a specific Collegiate Body. Subsequently, they are submitted to the COGIRAC and Board of Directors, that, in addition to the scenarios and results of stress tests are also responsible for the approval of the program and guidelines to be followed.

Stress tests are used as a tool for managing risks: in its identification, measurement, evaluation, monitoring, control and mitigation of risks of the institution. The results of stress tests are used for evaluation of capital and liquidity levels of the institution, for preparation of the respective contingency plans, for evaluation of the capital adequacy and for the recovery plan. Similarly, the results are considered in the decisions related to strategic guidelines, definition of the levels and limits of risk appetite applied to the management of risks and capital, as well as in the definition of governance actions aimed at mitigation of risks identified by aligning them to the risk appetite of the Organization.

3.1.    Credit risk

Credit risk refers to the possibility of losses associated with the borrower's or counterparty's failure to comply with their financial obligations under the terms agreed, as well as the fall in value of loan agreements resulting from deterioration in the borrower's risk rating, the reduction in gains or remunerations, benefits granted to borrowers in renegotiations, recovery costs and other costs related to the counterparty's noncompliance with the financial obligations. Additionally, it includes the concentration risk and the country/transfer risk.

Credit risk management in the Organization is a continuous and evolving process of mapping, development, assessment and diagnosis through the use of models, instruments and procedures that require a high degree of discipline and control during the analysis of transactions in order to preserve the integrity and autonomy of the processes.

The Organization controls the exposure to credit risk which comprises mainly loans and advances, loan commitments, financial guarantees provided, securities and derivatives.

With the objective of not compromising the quality of the portfolio, all aspects inherent to credit concession, concentration, guarantee requirements and terms, among others, are observed.

The Organization continuously maps all the activities that could possibly generate exposure to credit risk, classifying them by their probability and magnitude, identifying their managers and mitigation plans.

Counterparty Credit Risk

The counterparty credit risk to which the Organization is exposed includes the possibility of losses due to the non-compliance by counterparties with their obligations relating to the settlement of financial asset trades, including the settlement of derivative financial instruments. Counterparty credit risk also includes the risk related to a downgrade in the counterparty's credit standing.

The Organization exercises complete control over its net position (the difference between purchase and sale agreements) and potential future exposures from operations where there is counterparty risk. Each counterparty's exposure to risk is treated in the same way and is part of general credit limits granted by the Organization's to its customers.

In short, the Counterparty Credit Risk management covers the modeling and monitoring (i) of the consumption of the credit limit of the counterparties, (ii) of the portion of the adjustment at fair value of the portfolio of credit derivatives (CTF - Credit Value Adjustment) and (iii) of the respective regulatory and economic capital. The methodology adopted by the Organization establishes that the credit exposure of the portfolio to certain counterparty can be calculated based on the Replacement Cost (RC) of its operations in different scenarios of the financial market, which is possible through the Monte Carlo simulation process.

Regarding the forms of mitigating the counterparty credit risk that the Organization is exposed to, the most usual is the composition of guarantees as margin deposits and disposal of public securities, which are made by the counterparty with the Organization or with other trustees, whose counterparty's risks are also appropriately evaluated.

Credit-Risk Management Process

The credit risk management process is conducted in a corporation-wide manner. This process involves several areas with specific duties, ensuring an efficient structure. Credit risk measurement and control are conducted in a centralized and independent manner.

The credit risk monitoring area actively participates in improving the customer risk rating models, following up large risks by periodically monitoring major delinquencies and the provisioning levels for expected and unexpected losses.

This area continuously reviews the internal processes, including the roles and responsibilities and it training and requirements, as well as conducts periodical reviews of risk evaluation processes to incorporate new practices and methodologies.

Credit Concession

Under the responsibility of the Credit Department, lending procedures are based on the Organization's credit policy emphasizing the security, quality and liquidity of the lending. The process is guided by the risk management governance and complies with the rules of the Central Bank of Brazil.

The methodologies adopted value business agility and profitability, with targeted and appropriate procedures oriented to the granting of credit transactions and establishment of operating limits.

In the evaluation and classification of customers or economic groups, the quantitative (economic and financial indicators) and qualitative (personal data and behaviors) aspects associated with the customers capacity to honor their obligations are considered.

All business proposals are subject to operational limits, which are included in the Loan Guidelines and Procedures. At branches, the delegation of power to grant a loan depends on its size, the total exposure to the Organization, the guarantees offered, the level of restriction and their credit risk score/rating. Business proposals with risks beyond these limits are subject to technical analysis and approval of by the Credit Department.

In its turn, the Executive Credit Committee was created to decide, within its authority, on queries about the granting of limits or loans proposed by business areas, previously analyzed and with opinion from the Credit Department. According to the size of the operations/limits proposed, this Committee, may then submit the proposal for approval by the Board of Directors, depending on the values involved.

Loan proposals pass through an automated system with parameters set to provide important information for the analysis, granting and subsequent monitoring of loans, minimizing the risks inherent in the operations.

There are exclusive Credit and Behavior Scoring systems for the assignment of high volume, low principal loans in the Retail segment, meant to provide speed and reliability, while standardizing the procedures for loan analysis and approval.

Business is diversified wide-spread and aimed at individuals and companies with a proven payment capacity and solvency, seeking to support them with guarantees that are adequate to the risk assumed, considering the amounts, objectives and the maturities of loan granted.

Credit Risk Rating

The credit risk assessment methodology, in addition to providing data to establish the minimum parameters for lending and risk management, also enables the definition of Special Credit Rules and Procedures according to customer characteristics and size. Thus, the methodology provides the basis not only for the correct pricing of operations, but also for defining the appropriate guarantees.

The methodology used also follows the requirements established by the Resolution No. 4,327 of the National Monetary Council and includes analysis of social and environmental risk in projects, aimed at evaluating customers' compliance with related laws and the Equator Principles, a set of rules that establish the minimum social and environmental criteria which must be met for lending.

In accordance with its commitment to the continuous improvement of methodologies, the credit risk rating of operations contracted by the Organization's economic groups/customers (Rating Operacional Final - ROF) is distributed on a graduation scale in levels. This ensures greater adherence to the requirements set forth in the Basel Capital Accord and preserves the criteria established by Resolution No. 2,682 of the National Monetary Council for the constitution of the applicable provisions.

In a simplified manner, the risk classifications of the operations are determined on the basis of the credit quality of economic groups/clients defined by the Customer Rating, warranties relating to the contract, modality of the credit product, behavior of delinquencies in the payment and value of credit contracted.

Client Rating for economic groups (legal entities) are based on standardized statistical and judgmental procedures, and on quantitative and qualitative information. Classifications are carried out by economic group and periodically monitored in order to preserve the quality of the loan portfolio.

For individuals, in general, Client Rating are based on personal data variables, such as income, assets, restrictions and indebtedness, in addition to the history of their relationship with the Organization, and statistical credit evaluation models.

Client rating is used in the analysis for granting and/or renewing operations and credit limits, as well as for the monitoring of the economic-financial situation of a company and its capacity to repay the loans contracted.

Control and Monitoring

The credit risk of the Organization has its control and corporate follow-up performed in the Credit Risk area of the Integrated Risk Control Department - DCIR. The Department advises the Executive Committee on Risk Management, where methodologies for measuring credit risk are discussed and formalized. Significant issues discussed in this Committee are reported to the Integrated Risk Management and Capital Allocation Committee, which is subordinate to the Board of Directors.

In addition to committee meetings, the area holds monthly meetings with all product and segment executives and officers, with a view to inform them about the evolution of the loan portfolio, delinquency, credit recoveries, gross and net losses, limits and concentrations of portfolios, allocation of economic and regulatory capital, among others. This information is also reported to the Audit Committee on a monthly basis.

The area also monitors any internal or external event that may cause a significant impact on the Organization's credit risk, such as spin-offs, bankruptcies and crop failures, in addition to monitoring economic activity in the sectors to which the company has significant risk exposures.

Both the governance process and existing limits are sanctioned by the Integrated Risk Management and Capital Allocation Committee, which are submitted for the approval of the Board of Directors, being reviewed at least once a year.

Internal Report

Credit risk is monitored on a daily basis in order to maintain the risk levels within the limits established by the Organization. Managerial reports on risk control are provided to all levels of business, from branches to Senior Management.

With the objective of highlighting the risk situations that could result in the customers' inability to honor its obligations as contracted, the credit risk monitoring area provides daily reports, to the branches, business segments, as well as the lending and loan recovery areas. This system provides timely information about the loan portfolios and credit bureau information of customers, in addition to enabling comparison of past and current information, highlighting points requiring a more in-depth analysis by managers.

The Organization also has an electronic corporate system of credit risk indicators to provide the lending and loan recovery areas, business areas, regional managers and branches with information on assets by segment, product, region, risk classification, delinquency and expected and unexpected losses, among others. This electronic system provides both a macro-level and detailed view of the information, and also enables a specific loan operation to be viewed.

The information is viewed and delivered via dashboards, allowing queries at several levels such as business segment, divisions, managers, regions, products, employees and customers, and under several aspects (asset, delinquency, provision, write-off, restriction levels, guarantees, portfolio quality by rating, among others).

Measurement of credit risk

Periodically, the Organization evaluates the expected credit losses from financial assets by means of quantitative models, considering the historical experience of credit losses of the different types of portfolio (which can vary from 3 to 8 years), the current quality and characteristics of clients, operations, and  mitigating factors, according to processes and internal governance.

The actual loss experience has been adjusted to reflect the differences between the economic conditions during the period in which the historical data was collected, current conditions and the vision of the Organization about future economic conditions, which are incorporated into the measurement by means of econometric models that capture the current and future effects of estimates of expected losses. The main macroeconomic variables used in this process are the Brazilian interest rates, unemployment rates, inflation rates and economic activity indexes.

The estimate of expected loss of financial assets is divided into three categories (stages):

•        Stage 1: Financial assets with no significant increase in credit risks;

•        Stage 2: Financial assets with significant increase in credit risks; and

•        Stage 3: Financial assets that are credit impaired.

The Organization uses different indicators for categorization in stages, according to the profile of the client and the operation, as described below:

Retail Portfolio:

•       Stage 1: Financial assets whose obligations are current or less than 30 days past due and which have a low internal credit risk rating;

•       Stage 2 (Significant increase in credit risk): Financial assets that are overdue obligations between 31 and 90 days, except for residential real estate financing that is between 31 and 180 days or whose internal credit risk rating migrated from low risk to medium or high risk;

•       Stage 3 (Non-compliant or "impaired"): Financial assets whose obligations are overdue for more than 90 days, except for residential real estate financing that is above 180 days;

•       Re-categorization from stage 3 to stage 2: Financial assets that regularize the values overdue and whose internal ratings migrated to medium risk; and

•       Re-categorization from stage 2 to stage 1: Financial assets that regularize the values overdue and whose internal ratings migrated to low risk.

Wholesale Portfolio:

•       Stage 1: Financial assets whose obligations are current or less than 30 days past due and which have a low internal credit risk rating;

•       Stage 2 (Significant increase in credit risk): Financial assets whose obligations are overdue between 31 and 90 days, except for residential real estate financing that is between 31 and 180 days or whose internal rating of clients migrated from low risk to medium or high risk;

•       Stage 3 (Non-compliant or "impaired"): Financial assets whose relevant obligations are overdue by up to 90 days, except for residential real estate financing that is above 180 days or that present bankruptcy events, judicial recovery, restructuring of debt or need for execution of guarantees;

•       Re-categorization from stage 3 to stage 2: Financial assets that no longer have any of the stage 3 criteria and whose internal ratings migrated to medium risk; and

•       Re-categorization from stage 2 to stage 1: Financial assets that regularize the values overdue and whose internal ratings migrated to low risk.

The expected losses are based on the multiplication of credit risk parameters: Probability of default (PD), Loss due to default (LGD) and Exposure at default (EAD).

The PD parameter refers to the probability of default perceived by the Organization regarding the client, according to the internal models of evaluation, which, in retail, use statistical methodologies based on the characteristics of the client, such as the internal rating and business segment, and the operation, such as product and guarantee and, in the case of wholesale, they use specialist models based on financial information and qualitative analyses.

The LGD refers to the percentage of loss in relation to exposure in case of default, considering all the efforts of recovery, according to the internal model of evaluation that uses statistical methodologies based on the characteristics of the operation, such as product and guarantee. Clients with significant exposure have estimates based on individual analyses, which are based on the structure of the operation and expert knowledge, aiming to capture the complexity and the specifics of each operation.

EAD is the exposure (gross book value) of the client in relation to the Organization at the time of estimation of the expected loss. In the case of commitments or financial guarantees provided, the EAD will have the addition of the expected value of the commitments or financial guarantees provided that they will be converted into credit in case of default of the loan or credit rather than the client.

Credit Risk Exposure

We present below the credit risk exposure of the financial instruments:

	R$ thousand
	On December 31, 2019		On December 31, 2018
	Gross value	Expected credit loss	Gross value	Expected credit loss
Financial assets
Cash and balances with banks (Note 18)	109,610,999	-	107,209,743	-
Financial assets at fair value through profit or loss (Note 19)	249,759,777	-	246,161,150	-
Financial assets at fair value through other comprehensive income (Note 21) (1)	192,450,010	-	178,050,536	-
Loans and advances to banks (Note 22)	59,083,791	(44,465)	105,250,928	(1,978)
Loans and advances to customers (Note 23)	457,392,375	(33,863,659)	411,492,655	(31,105,579)
Securities at amortized cost (Note 24)	171,551,837	(4,633,477)	143,626,776	(3,022,038)
Other financial assets (Note 29)	56,101,781	-	43,893,309	-
Provision for Expected Credit Loss
Loan Commitments (Note 23 and 40)	249,866,767	(2,318,404)	228,474,660	(2,551,676)
Financial guarantees (Note 23 and 40)	78,231,145	(1,970,321)	72,870,964	(719,216)
Total risk exposure	1,624,048,482	(42,830,326)	1,537,030,721	(37,400,487)

(1) Financial assets measured at fair value through other comprehensive income are not reduced by the allowance for losses.

The Organization's maximum credit risk exposure was R$1,624,048,482 thousand in 2019, which was an increase of 8.3% compared to 2018.

Of this exposure, R$109,610,999 thousand, or 6.7% is related to cash and bank deposits composed mainly of funds deposited with the Central Bank of Brazil that are assessed to have low credit risk.

Financial assets at fair value through profit or loss (15.4% of total exposure) are mostly low credit risk, composed mainly of Brazilian government securities at fair value and also include derivative financial instruments.

Financial assets at fair value through other comprehensive income amounted to R$192,450,010 thousand (11.9% of total exposure), are recorded at market value with changes in ECL recognized in profit or loss and are represented mostly by Brazilian government securities, for details of these assets, see note 21.

Loans and advances to financial institutions, which are 3.6% of the total, consist basically of reverse repurchase agreements which have a low credit risk.

Loans and advances to customers represent 28.2% of the total exposure, for details of these assets and the expected loss, see note 23 for details.

Financial assets at amortized cost represent 10.6% of the total, for details of these assets, see note 24.

Operations classified as "Other financial assets" represent 3.5% of the total and are basically comprised of foreign exchange operations and escrow deposits.

In 2019, items not recorded in the consolidated balance sheet regarding loan commitments and financial guarantees (recorded in memorandum accounts) totaled R$328,097,912 thousand, representing 20.2% of total exposure.

Loans and advances to customers

Concentration of credit risk

	On December 31
	2019	2018
Largest borrower	1.9%	2.2%
10 largest borrowers	7.7%	9.1%
20 largest borrowers	11.3%	12.9%
50 largest borrowers	16.7%	18.6%
100 largest borrowers	20.1%	22.9%

By Economic Activity Sector

The credit-risk concentration analysis presented below is based on the economic activity sector in which the counterparty operates.

	On December 31 - R$ thousand
	2019	%	2018	%
Public sector	8,899,863	1.9	9,259,368	2.3
Oil, derivatives and aggregate activities	8,870,762	1.9	9,092,151	2.2
Production and distribution of electricity	3,032	-	1,829	-
Other industries	26,069	-	165,388	-
Private sector	448,492,512	98.1	402,233,287	97.7
Companies	218,076,522	47.7	209,365,567	50.9
Real estate and construction activities	21,695,592	4.7	25,267,761	6.1
Retail	35,521,621	7.8	32,472,286	7.9
Services	20,136,089	4.4	19,086,508	4.6
Transportation and concession	20,807,687	4.5	17,261,369	4.2
Automotive	12,723,830	2.8	11,284,972	2.7
Food products	11,067,069	2.4	12,040,631	2.9
Wholesale	14,327,816	3.1	11,467,168	2.8
Production and distribution of electricity	2,868,563	0.6	4,784,015	1.2
Siderurgy and metallurgy	9,022,956	2.0	7,698,444	1.9
Sugar and alcohol	6,191,961	1.4	6,907,858	1.7
Other industries	63,713,338	13.9	61,094,555	14.8
Individuals	230,415,990	50.4	192,867,720	46.9
Total portfolio	457,392,375	100.0	411,492,655	100.0
Impairment of loans and advances	(33,863,659)		(31,105,579)
Total of net loans and advances to customers	423,528,716		380,387,076

Credit Risk Mitigation

Potential credit losses are mitigated by the use of a variety of types of collateral formally stipulated through legal instruments, such as conditional sales, liens and mortgages, by guarantees such as third-party sureties or guarantees, and also by financial instruments such as credit derivatives. The efficiency of these instruments is evaluated considering the time to recover and realize an asset given as collateral, its market value, the guarantors' counterparty risk and the legal safety of the agreements. The main types of collateral include: term deposits; financial investments and securities; residential and commercial properties; movable properties such as vehicles, aircraft. Additionally, collateral may include commercial bonds such as invoices, checks and credit card bills. Sureties and guarantees may also include bank guarantees.

Credit derivatives are bilateral contracts in which one counterparty hedges credit risk on a financial instrument - its risk is transferred to the counterparty selling the hedge. In the case default by the borrower, the buying party will receive a payment intended to compensate for the loss in the financial instrument. In this case, the seller receives the underlying asset in exchange for said payment.

The table below shows the fair value of guarantees of loans and advances to customers.

	R$ thousand
	2019		2018
	Book value (1)	Fair Value Guarantees	Book value (1)	Fair Value Guarantees
Individuals	230,415,990	139,878,361	192,867,720	121,318,093
Stage 1	199,384,194	127,231,341	165,031,788	109,456,403
Stage 2	19,594,716	10,277,550	15,354,577	8,925,277
Stage 3	11,437,080	2,369,470	12,481,355	2,936,413

Companies	226,976,385	90,693,689	218,624,935	77,161,470
Stage 1	195,924,808	77,930,093	177,191,748	61,244,814
Stage 2	13,106,024	6,546,880	21,750,673	7,374,186
Stage 3	17,945,553	6,216,716	19,682,514	8,542,470
Total	457,392,375	230,572,050	411,492,655	198,479,563

 (1) Of the total balance of loan operations, R$311,522,000 (2018 - R$284,373,526 thousand) refers to operations without guarantees.

3.2.    Market risk

Market risk is represented by the possibility of financial loss due to fluctuating prices and interest rates of the Organization's financial instruments, such as its asset and liability transactions that may have mismatched maturities, currencies and indexes.

Market risk is identified, measured, mitigated, controlled and reported. The Organization's exposure to market risk profile is in line with the guidelines established by the governance process, with limits monitored on a timely basis independently of the business areas.

All transactions that expose the Organization to market risk are mapped, measured and classified according to probability and magnitude, and the whole process is approved by the governance structure.

In compliance with the best Corporate Governance practices, to preserve and strengthen the management of market risk in the Organization, as well as to meet the requirements of Resolution No. 4,557/17, of the National Monetary Council, the Board of Directors approved the Market and Liquidity Risk Management Policy, which is reviewed at least annually by the relevant Committees and by the Board of Directors itself, and provides the main guidelines for acceptance, control and management of market risk.

In addition to the policy, the Organization has specific rules to regulate the market risk management process, as follows:

•       Classification of Operations;

•       Reclassification of Operations;

•       Trading of Public or Private Securities;

•       Use of Derivatives; and

•       Hedging.

Market Risk Management Process

The market risk management process is a corporation wide process, comprising from business areas to the Board of Directors; it involves various areas, each with specific duties in the process, thereby ensuring an efficient structure. The measurement and control of market risk is conducted in a centralized and independent manner. This process permits that the Organization be the first financial institution in the country authorized by the Central Bank of Brazil to use its internal market risk models to calculate regulatory capital requirements since January 2013. This process, is also revised at least once a year by the Committees and approved the Board of Directors itself.

Determination of Limits

Proposed market-risk limits are validated by specific Committees and submitted for approval by the Integrated Risk Management and Capital Allocation Committee, and then for approval by the Board of Directors. Based on the business' characteristics, they are segregated into the following Portfolios:

Trading Portfolio: it comprises all operations involving financial instruments, held-for-trading, including derivatives, or used to hedge other instruments in the Trading Portfolio, which have no trading restrictions. Held-for-trading operations are those intended for resale, to obtain benefits from actual or expected price variations, or for arbitrage.

The Trading Portfolio is monitored with the following limits:

•       Value at Risk (VaR);

•       Stress Analysis (measurement of negative impact of extreme events, based on historical and prospective scenarios);

•       Income; and

•       Financial Exposure / Concentration.

Banking Portfolio: it comprises operations not classified in the Trading Portfolio, arising from Organization's other businesses and their respective hedges. The Banking Portfolio is monitored with the following limits:

•         Variation of economic value due to the variation in the interest rate - ∆EVE (Economic Value of Equity) - calculated by Internal Model, Disclosure Model (Outlier Test) and for Market Valued Positions; and

•         Variation of the net revenue of interest due to the variation in the rate of interest - ∆NII (Net Interest Income).

Market-Risk Measurement Models

Market risk is measured and controlled using Stress, Value at Risk (VaR), Economic Value Equity (EVE), Net Interest Income (NII) and Sensitivity Analysis methodologies, as well as limits for the Management of Results and Financial Exposure. Using several methodologies to measure and evaluate risks is of great importance, because they can complement each other and their combination allows for analysis of different scenarios and situations.

Trading and Regulatory Portfolio

Trading Portfolio risks are controlled by the Stress and VaR methodologies. The Stress methodology quantifies the negative impact of extreme economic shocks and events that are financially unfavorable to the Organization's positions. The analysis uses stress scenarios prepared by the Market Risk area and the Organization's economists based on historical and prospective data for the risk factors in which the Organization portfolio.

The methodology adopted to calculate VaR is the Delta-Normal, with a confidence level of 99% and considering the number of days necessary to unwind the existing exposures. The methodology is applied to the Trading and Regulatory Portfolio (Trading Portfolio positions plus Banking Portfolio foreign currency and commodities exposures). It should be noted that for the measurement of all the risk factors of the portfolio of options are applied the historical simulation models and Delta-Gamma-Vega, prevailing the most conservative between the two. A minimum 252-business-day period is adopted to calculate volatilities, correlations and historical returns.

For regulatory purposes, the capital requirements relating to shares held in the Banking Portfolio of Prudential Conglomerate are determined on a credit risk basis, as per Central Bank of Brazil resolution, i.e., are not included in the market risk calculation.

Risk of Interest Rate in the Banking Portfolio

The measurement and control of the interest-rate risk in the Banking Portfolio area is mainly based on the Economic Value of Equity (EVE) and Net Interest Income (NII) methodologies, which measure the economic impact on the positions and the impact in the Organization's income, respectively, according to scenarios prepared by the Organization's economists. These scenarios determine the positive and negative movements of interest rate curves that may affect Organization's investments and capital-raising.

The EVE methodology consists of repricing the portfolio exposed to interest rate risk, taking into account the scenarios of increases or decreases of rates, by calculating the impact on present value and total term of assets and liabilities. The economic value of the portfolio is estimated on the basis of market interest rates on the analysis date and of scenarios projected. Therefore, the difference between the values obtained for the portfolio will be the Delta EVE.

In the case of the NII - Interest Earning Portion, the methodology intends to calculate the Organization's variation in the net revenue interest (gross margin) due to eventual variations in the interest rate level through the same scenarios mentioned above, that is, the difference between the calculated NII in the base scenario and the calculated NII in the scenarios of increase or decrease of the interest rate will be Delta NII.

For the measurement of interest rate risk in the Banking Portfolio, behavioral premises of the clients are used whenever necessary. As a reference, in the case of deposits and savings, which have no maturity defined, studies for the verification of historical behaviors are carried out as well as the possibility of their maintenance. Through these studies, the stable amount (core portion) as well as the criterion of allocation over the years are calculated.

Financial Instrument Pricing

To adopt the best market prices related to the assessment of financial instruments' market value, the Mark-to-Market Commission (CMM), which is responsible for approving or submitting mark-to-market models to the Market and Liquidity Risk Commission was established. CMM is composed of business, back-office and risk representatives. The risk area is responsible for the coordination of the Commission and for the submission the matters to the Executive Committee for Risk Management for reporting or approval, whichever is the case.

Whenever possible, the Bank uses prices and quotes from by the securities, commodities and futures exchange and the secondary markets. Failing to find such market references, prices made available by other sources (such as Bloomberg, Reuters and Brokerage Firms) are used. As a last resort, proprietary models are used to price the instruments, which also follow the same CMM approval procedure and are submitted to the Organization's validation and assessment processes.

Mark-to-market criteria are periodically reviewed, according to the governance process, and may vary due to changes in market conditions, creation of new classes of instruments, establishment of new sources of data or development of models considered more appropriate.

The financial instruments to be included in the Trading Portfolio must be approved by the Treasury Executive Committee or the Product and Service Executive Committee and their pricing criteria must be defined by the CMM.

The following principles for the fair value process are adopted by the Organization:

•         Commitment: the Organization is committed to ensuring that the prices used reflect the market value of the operations. Should information not be found, the Organization uses its best efforts to estimate the market value of the financial instruments;

•         Frequency: the formalized mark-to-market criteria are applied on a daily basis;

•         Formality: the CMM is responsible for ensuring the methodological quality and the formalization of the mark-to-market criteria;

•         Consistency: the process to gather and apply prices should be carried out consistently, to guarantee equal prices for the same instrument within the Organization; and

•         Transparency: the methodology must be accessible by the Internal and External Audit, Independent Model Validation Areas - AVIM and by Regulatory Agencies.

In December 2014, the National Monetary Council published Resolution No. 4,389/14, which amended Resolution No. 4,277. These resolutions set forth the basic procedures that entities must follow in pricing financial instruments valued at market value and guidelines for the application of prudential adjustments for such instruments. The Organization aligned with these resolutions' guidelines, including applying due prudential adjustments required by the regulation.

Control and Follow-Up

Market risk is controlled and monitored by an independent area, the DCIR, which, on a daily basis, measures the risk of outstanding positions, consolidates results and prepares reports required by the existing governance process.

In addition to daily reports, Trading Portfolio positions are discussed once every fifteen days by the Treasury Executive Committee, while Banking Portfolio positions and liquidity reports are examined by the Asset and Liability Management Treasury Executive Committee.

At both meetings, results and risks are assessed and strategies are discussed. Both the governance process and the existing thresholds are ratified by the Integrated Risk Management and Capital Allocation Committee and submitted to approval of the Board of Directors, and they are revised at least once a year.

Should any threshold controlled by the Integrated Risk Control Department - DCIR be exceeded, the head of the business area responsible for the position is informed that threshold was reached, and the Integrated Risk Management and Capital Allocation Committee is called in timely fashion to make a decision. If the Committee decides to raise the threshold and/or maintain the positions, the Board of Directors is called to approve the new threshold or revise the position strategy.

Internal Communication

The market risk department provides daily managerial control reports on the positions to the business areas and Senior Management, in addition to weekly reports and periodic presentations to the Board of Directors.

Reporting is conducted through an alert system, which determines the addressees of risk reports as previously determined risk threshold percentage is reached; therefore, the higher the risk threshold consumption, more Senior Management members receive the reports.

Hedging and Use of Derivatives

In order to standardize the use of financial instruments as hedges of transactions and the use of derivatives by the Treasury Department, the Organization created specific procedures that were approved by the competent Committees.

The hedge transactions executed by Bradesco's Treasury Department must necessarily cancel or mitigate risks related to unmatched quantities, terms, currencies or indexes of the positions in the Treasury books, and must use assets and derivatives authorized to be traded in each of their books to:

•    control and classify the transactions,  respecting the exposure and risk limits in effect;

•    alter, modify or revert positions due to changes in the market and to operational strategies; and

•    reduce or mitigate exposures to transactions in inactive markets, in conditions of stress or of low liquidity.

For derivatives classified in the "hedge accounting" category, there is a monitoring of their effectiveness, as well as their accounting implications.

Cash flow Hedge

On December 31, 2019, Bradesco maintained cash flow hedges. See more details in Note 20.

Standardized and “Continuous Use” Derivatives

Organization's Treasury Department may use standardized (traded on an exchange) and “continuous use” (traded over-the-counter) derivatives for the purpose of obtaining income or as hedges. The derivatives classified as “continuous use” are those habitually traded over-the-counter, such as vanilla swaps (interest rates, currencies, CDS - Credit Default Swap, among others), forward operations (currencies, for example) and vanilla options (currency, Bovespa Index), among others. Non-standardized derivatives that are not classified as “continuous use” or structured operations cannot be traded without the authorization of the applicable Committee.

Evolution of Exposures

In this section are presented the evolution of financial exposure, the VaR calculated using the internal model and its backtesting and the Stress Analysis.

Financial Exposure - Trading Portfolio (Fair value)

Risk factors	R$ thousand
	On December 31
	2019		2018
	Assets	Liabilities	Assets	Liabilities
Fixed rates	15,619,889	12,954,739	8,131,939	6,081,794
IGP-M (General Index of market pricing) / IPCA (Consumer price index)	889,026	1,476,167	249,922	191,486
Exchange coupon	221,069	1,135,449	1,090,277	785,578
Foreign Currency	759,320	1,437,774	1,471,956	1,611,049
Equities	461,860	427,778	776,376	776,735
Sovereign/Eurobonds and Treasuries	3,783,134	5,007,199	3,805,259	1,099,612
Other	384,269	25,793	685,724	31,729
Total	22,118,567	22,464,899	16,211,453	10,577,983

VaR Internal Model - Trading Portfolio

The 1-day VaR of Trading Portfolio net of tax effects was R$9,973 thousand in the end of 2019, with the Foreign Currency as the largest risk factor participation of the portfolio.

Risk factors	R$ thousand
	On December 31
	2019	2018
Fixed rates	1,614	850
IGPM/IPCA	2,774	264
Exchange coupon	415	142
Foreign Currency	5,327	712
Sovereign/Eurobonds and Treasuries	3,834	3,770
Equities	707	655
Other	2,122	1,597
Correlation/diversification effect	(6,820)	(2,214)
VaR at the end of the year	9,973	5,776
		-
Average VaR in the year	10,263	21,624
Minimum VaR in the year	6,469	4,316
Maximum VaR in the year	15,309	76,935

VaR Internal Model - Regulatory Portfolio

The capital is calculated by the normal delta VaR model based in Regulatory Portfolio, composed by Trading Portfolio and the Foreign Exchange Exposures and the Commodities Exposure of the Banking Portfolio. In addition, the historical simulation and the Delta-Gamma-Vega models of risk are applied to measure all risk factors to an options portfolio, whichever is the most conservative, whereby this risk of options is added to the VaR of the portfolio. In this model, risk value is extrapolated to the regulatory horizon(1) (the highest between 10 days and the horizon of the portfolio)  by the ‘square root of time' method. VaR and Stressed VaR shown below refer to a ten-day horizon and are net of tax effects.

Risk factors	R$ thousand
	On December 31
	2019		2018
	VaR	Stressed	VaR	Stressed
Interest rate	14,662	58,629	8,131	47,851
Exchange rate	34,638	104,429	5,666	20,959
Commodity price (Commodities)	465	1,637	8,194	14,704
Equities	2,766	3,772	3,355	4,844
Correlation/diversification effect	(9,959)	(29,875)	(7,569)	33,180
VaR at the end of the year	42,572	138,592	17,777	121,538

Average VaR in the year	43,294	106,636	69,852	117,946
Minimum VaR in the year	16,606	34,838	17,777	57,523
Maximum VaR in the year	122,507	298,703	252,797	231,080

Note: Ten-day horizon VaR net of tax effects.

To calculate regulatory capital requirement according to the internal model, it is necessary to take into consideration the rules described by Central Bank Circular Letters No. 3,646/13 and No. 3,674/13, such as the use of VaR and Stressed VaR net of tax effects, the average in the last 60 days and its multiplier.

VaR Internal Model - Backtesting

The risk methodology applied is continuously assessed using backtesting techniques, which compare the one-day period VaR with the hypothetical P&L, obtained from the same positions used in the VaR calculation, and with the effective P&L, also considering the intraday operations for which VaR was estimated.

The main purpose of backtesting is to monitor, validate and assess the adherence of the VaR model, and the number of exceptions that occurred must be compatible with the number of exception accepted by the statistical tests conducted and the confidence level established. Another objective is to improve the models used by the Organization, through analyses carried out with different observation periods and confidence levels, both for Total VaR and for each risk factor.

Daily hypothetical and effective P&L over the last 250 business days surpassed their respective VaR, with a confidence level of 99%.

According to the document published by the Basel Committee on Banking Supervision(2), exceptions are classified as being due to “either bad luck or the markets did not behave as expected by the model”, i.e. volatility was significantly higher than expected and, in certain situations, the correlations differed from those forecast by the model.

Stress Analysis - Trading Portfolio

The Organization also assesses on a daily basis, the possible impacts on positions in stress scenarios for the next 20 business days, with limits established in the governance process. Thus, considering the effect of diversification between the risk factors and the tax effects, the average of the possible loss estimates in a stress situation would be R$160,661 thousand in 2019 (2018 - R$185,192 thousand), and the maximum estimated loss in the year of 2019 would be R$286,273 thousand (2018 - R$419,677 thousand).

	R$ thousand
	On December 31
	2019	2018
At the end of the year	103,444	59,489
Average in the year	160,661	185,192
Minimum in the year	67,675	52,716
Maximum in the year	286,273	419,677

Note: Values net of tax effects.

Sensitivity Analysis

The Trading Portfolio is also monitored daily by sensitivity analyses that measure the effect of movements of market and price curves on our positions. Furthermore, a sensitivity analysis of the Organization's financial exposures (Trading and Banking Portfolios) is performed on a quarterly basis, in compliance with CVM Rule No. 475/08.

The sensitivity analyses were carried out based on the scenarios prepared for the respective dates, always taking into consideration market inputs available at the time and scenarios that would adversely impact our positions, in accordance with the scenarios below:

Scenario 1: Based on market information (B3, Anbima, etc.), stresses were applied for 1 basis point on the interest rate and 1.0% variation on prices. For example: for a Real/US dollar exchange rate of R$4.02 a scenario of R$4.06 was used, while for a 1-year fixed interest rate of 4.56%, a scenario of 4.57% was applied;

Scenario 2: 25.0% stresses were determined based on market information. For example: for a Real/US dollar exchange rate of R$4.02 a scenario of R$5.02 was used, while for a 1-year fixed interest rate of 4.56%, a 5.70% scenario was applied. The scenarios for other risk factors also accounted for 25% stresses in the respective curves or prices; and

Scenario 3: 50.0% stresses were determined based on market information. For example: for a Real/US dollar quote of R$4.02 a scenario of R$6.03 was used, while for a 1-year fixed interest rate of 4.56%, a 6.84% scenario was applied. The scenarios for other risk factors also account for 50.0% stresses in the respective curves or prices.

The results show the impact for each scenario on a static portfolio position. The dynamism of the market and portfolios means that these positions change continuously and do not necessarily reflect the position demonstrated here. In addition, the Organization has a continuous market risk management process, which is always searching for ways to mitigate the associated risks, according to the strategy determined by Management. Therefore, in cases of deterioration indicators in a certain position, proactive measures are taken to minimize any potential negative impact, aimed at maximizing the risk/return ratio for the Organization.

Sensitivity Analysis - Trading Portfolio

		R$ thousand
		Trading Portfolio (1)
		On December 31
		2019			2018
		Scenarios			Scenarios
		1	2	3	1	2	3
Interest rate in Reais	Exposure subject to variations in fixed interest rates and interest rate coupons	(97)	(14,128)	(27,256)	(67)	(11,474)	(22,374)
Price indexes	Exposure subject to variations in price index coupon rates	(904)	(29,440)	(56,245)	(22)	(2,462)	(4,706)
Exchange coupon	Exposure subject to variations in foreign currency coupon rates	(10)	(689)	(1,373)	(3)	(236)	(460)
Foreign currency	Exposure subject to exchange rate variations	(2,772)	(74,695)	(149,390)	(331)	(8,265)	(16,529)
Equities	Exposure subject to variation in stock prices	(228)	(5,710)	(11,420)	(88)	(2,195)	(4,389)
Sovereign/Eurobonds and Treasuries	Exposure subject to variations in the interest rate of securities traded on the international market	(699)	(29,099)	(56,736)	(315)	(93,073)	(129,865)
Other	Exposure not classified in other definitions	-	(26)	(52)	-	(37)	(73)
Total excluding correlation of risk factors		(4,710)	(153,787)	(302,472)	(826)	(117,742)	(178,396)
Total including correlation of risk factors		(2,617)	(72,476)	(145,411)	(429)	(93,092)	(130,432)

 (1) Values net of taxes.

Presented below, the Sensitivity Analysis - Trading and Banking Portfolios.

Sensitivity Analysis - Trading and Banking Portfolios

		R$ thousand
		Trading and Banking Portfolios (1)
		On December 31
		2019			2018
		Scenarios			Scenarios
		1	2	3	1	2	3
Interest rate in Reais	Exposure subject to variations in fixed interest rates and interest rate coupons	(14,670)	(1,895,973)	(3,775,039)	(16,141)	(2,973,012)	(5,760,223)
Price indexes	Exposure subject to variations in price index coupon rates	(16,840)	(1,312,832)	(2,397,962)	(8,410)	(913,671)	(1,630,441)
Exchange coupon	Exposure subject to variations in foreign currency coupon rates	(1,035)	(71,631)	(139,560)	(1,368)	(119,441)	(229,387)
Foreign currency	Exposure subject to exchange rate variations	(3,136)	(71,103)	(142,206)	(407)	(10,119)	(20,238)
Equities	Exposure subject to variation in stock prices	(28,808)	(720,192)	(1,440,384)	(21,229)	(530,729)	(1,061,459)
Sovereign/Eurobonds and Treasuries	Exposure subject to variations in the interest rate of securities traded on the international market	(1,399)	(52,962)	(104,190)	(1,762)	(92,193)	(184,758)
Other	Exposure not classified in other definitions	(66)	(1,660)	(3,320)	(412)	(10,298)	(20,596)
Total excluding correlation of risk factors		(65,954)	(4,126,353)	(8,002,661)	(49,729)	(4,649,463)	(8,907,102)
Total including correlation of risk factors		(42,209)	(3,038,149)	(5,919,579)	(37,535)	(3,905,602)	(7,499,908)

 (1) Values net of taxes.

3.3.    Liquidity risk

The Liquidity Risk is represented by the possibility of the institution not being able to efficiently meet its obligations, without affecting its daily operations and incurring significant losses, as well as the possibility of the institution to fail to trade a position at market price, due to its larger size as compared to the volume usually traded or in view of any market interruption.

The understanding and monitoring of this risk are crucial to enable the Organization to settle operations in a timely manner.

Management Process for Liquidity Risk

The management of liquidity risk is a group-wide process. This process involves several areas with specific responsibilities. The measurement and control of liquidity risk are conducted in a centralized and independent manner, including the daily monitoring of available funds, the compliance with the liquidity level according to the risk appetite defined by the Board of Directors, as well as the contingency plan and recovery for possible stress situations.

The Organization has a Liquidity Risk Management Policy approved by the Board of Directors, which has as one of its objectives to ensure the existence of norms, criteria and procedures for the correct monitoring of this type of risk, as well as the existence of a strategy and of action plans for liquidity crisis situations.

Control and Monitoring

Liquidity risk management is carried out by the Treasury Department, based on the positions available, by independent area. The DCIR is responsible for the measurement methodology, control of the limits established by type of currency and company (including non-financial), review of policies, standards, criteria and procedures and studies for new recommendations.

Liquidity risk is monitored daily by the business and control areas and at the meetings of the Asset and Liability Management Treasury Executive Committee, which manages liquidity reserves, with term and currency mismatches. Monitoring is also handled by the Risk Committee and the Integrated Risk Management and Capital Allocation Committee and the Board of Directors.

Since October 2017, the Organization adopted as metric also for internal management, Short-Term Liquidity indicator LCR (liquidity coverage ratio), as provided by CMN Resolution No. 4,401/15 of Central Bank Circular Letter No. 3,749/15.

In the third quarter of 2018, the Organization started using, in its internal management, the Long-Term Net Stable Funding Ratio (NSFR), in compliance with CMN Resolution No. 4,616/2017, as well as Circular Letter of Central Bank of Brazil No. 3,869/2017.

LCR - Liquidity Coverage Ratio

The Liquidity Coverage Ratio (LCR) is designed to ensure that the Organization maintains a sufficient level of liquid assets to cover liquidity needs in an eventual stress scenario. The LCR is the ratio between the stock of High Quality Liquid Assets (HQLA) and total net cash outflow, calculated based on a generic stress scenario. The formula shows the main components of the indicator as follows:

LCR =	HQLA			≥ % Required
	Cash Outflows	-	Cash Inflows*

*Limited to 75% of outflows

In accordance with the LCR implantation schedule, the level of the ratio between HQLA and total net cash outflows must comply with the following schedule:

Year	2016	2017	2018	As of 2019
% Required	70%	80%	90%	100%

The stress scenarios parameterization was conducted by the Regulator to capture idiosyncratic and market shocks, considering the period of 30 days. The items below show some of the shocks included in the methodology:

•    the partial loss of retail and uncollateralized wholesale funding, as well as short-term funding capacity;

•    the additional outflow of funds, contractually foreseen, due to the downgrading of the institution's credit rating by up to three levels, including eventual additional collateral requirements;

•    an increase in the volatility of factors that impact collateral quality or the potential future exposure of derivative positions, resulting in the application of larger collateral discounts or a call for additional collateral or in other liquidity requirements;

•    withdrawals of higher than expected amounts from credit/liquidity lines granted; and

•    the potential need to repurchase debt or honor non-contractual obligations in order to mitigate reputational risk.

High Quality Liquid Assets (HQLA)

HQLA are assets that maintain their market liquidity in periods of stress and that meet the minimum requirements established by the Central Bank of Brazil, such as, among others, being free of any legal impediment or restriction; suffering little or no loss in market value when converted into cash; having a low credit risk; easy and accurate pricing; and being traded in an active and important market, with little difference between the purchase and sale price, high traded volume and a large number of participants. These assets are subject to weighting factors which may reduce their value, for example, in accordance with the risk rating of their issuer or the historic variation in their market price, among other requirements.

Cash Outflows and Inflows

Cash outflows are the result of a reduction in deposits and funding; the maturity of securities issued; scheduled contractual obligations for the next 30 days; margin adjustments and calls in derivative operations; the utilization/withdrawal of credit and liquidity lines granted by the Bank; and contingent cash outflows.

Cash inflows for the next 30 days correspond to the expected receipt of loans and financings; deposits; securities; and margin adjustments and easing in derivative operations.

The table below shows the average LCR Prudential Conglomerate:

R$ thousand
Information on the Liquidity Coverage Ratio (LCR)
		On December 31 (1)		On December 31 (2)
		2019		2018
		Average Amount (3)	Weighted Average Amount (4)	Average Amount (3)	Weighted Average Amount (4)
Number of Line	High Quality Liquid Assets (HQLA)
1	Total High Quality Liquid Assets (HQLA)		112,872,809		140,377,669
Number of Line	Cash Outlows
2	Ratail funding:	239,379,478	21,636,196	235,539,799	21,919,302
3	Stable funding	129,085,762	6,454,288	119,809,242	5,990,462
4	Less stable funding	110,293,716	15,181,908	115,730,557	15,928,840
5	Non-collateralized wholesale funding:	132,504,666	53,070,146	125,136,835	50,927,871
6	Operating deposits (all counterparties) and affiliated cooperative deposits	9,638,912	481,946	8,648,728	432,436
7	Non-operating deposits (all counterparties)	121,673,837	51,396,283	115,864,088	49,871,416
8	Other non-collateralized wholesale funding	1,191,917	1,191,917	624,019	624,019
9	Collateralized wholesale funding	-	3,828,662	-	5,361,781
10	Additional requirements:	113,180,204	14,729,075	104,341,246	14,181,343
11	Related to exposure to derivatives and other collateral requirements	14,457,167	6,617,026	14,419,270	6,741,269
12	Related to funding losses through the issue of debt instruments	765,093	765,093	554,811	554,811
13	Related to lines of credit and liquidity	97,957,944	7,346,956	89,367,165	6,885,263
14	Other contractual obligations	37,020,644	35,080,897	33,875,647	31,857,396
15	Other contingent obligations	132,713,942	5,420,129	122,319,336	4,915,397
16	Total cash outflows	-	133,765,105	-	129,163,091
Number of Line	Cash Inflows
17	Collateralized loans	65,979,377	896,126	95,238,798	-
18	Outstanding loans whose payments are fully up-to-date	32,730,607	20,645,466	30,039,902	16,950,831
19	Other cash inflows	41,453,133	33,730,321	37,235,944	30,511,989
20	Total cash inflows	140,163,117	55,271,913	162,514,644	47,462,820
			Total Adjusted Amount (5)		Total Adjusted Amount (5)
21	Total HQLA		112,872,809		140,377,669
22	Total net cash outflow		78,493,191		81,700,271
23	LCR (%) (5)		143.8%		171.8%

(1) Calculated based on the simple daily average of the months that compose the fourth quarter (64 observations);

(2) Calculated based on the simple daily average of the months that compose the fourth quarter (62 observations);

(3) Corresponds to the total balance related to the item of cash inflows or outflows;

(4) Corresponds to the value after application of the weighting factors; and

(5) Corresponds to the calculated value after the application of weighting factors and limits.

The amount of net assets (HQLA) consists, in addition to the compulsory returns and reserves at the Central Bank of Brazil, mainly of federal government securities. These net assets resulted in R$112,872,809 thousand, the average of the fourth quarter of 2019.

Related to the cash outflows, based on the regulatory stress scenario (line 16), about 55.8% are redemptions and non-renewals of retail and wholesale funding without collateral (unsecured), as shown on the lines 2 and 5 of the table.

Another relevant group is the item "Other contractual obligations" (line 14), which mainly includes the output streams of onlending operations, credit cards and trade finance.

Regarding cash inflows, corresponding to R$55,271,914 thousand in the average of the fourth quarter of 2019, most significant are the receipts of loans operations (partial renewal), the inflows of Trade Finance operations, cash and cash equivalents and redemptions of securities in addition to the inflow of transfer and credit card operations.

Net Stable Funding Ratio

The Net Stable Funding Ratio (NSFR) aims to assess if the Organization is financing its activities (assets) from more stable sources of funding (liabilities). The NSFR corresponds to the ratio between the Available Stable Funding (ASF) and the Required Stable Funding (RSF), which are defined according to the structures of assets and liabilities of the institution that are weighted according to the definitions of the Regulator.

The following figure shows the main components of the indicator:

Available Stable Funding (ASF)

The available stable funding is represented by the Liabilities and Shareholders' Equity, which are weighted according to their stability, in which the resources considered as more stable are determined mainly by behavioral aspects of the clients, also considering their relationship with the institution, legal aspects and other variables implied.

Required Stable Funding (RSF)

The required stable funding is determined according to the assets in the balance sheet and other financial instruments, for example, credit limits provided and guarantees given, which are weighted by aspects related to the type of operation, maturity, and counterparty, among others.

The following table shows the NSFR at December 31, 2019 of the Prudential Conglomerate:

R$ thousand
Information on the Long-term Indicator (NSFR)
		On December 31, 2019 (1)				Weighted Average (2)
		Amount per effective term of residual maturity
		Without expiration	Less than 6 months	Greater than or equal to 6 months and less than one year	Greater than or equal to one year
Number of Line	Available stable funding (ASF)
1	Capital	164,713,771	-	-	17,470,233	182,184,004
2	Reference Equity, gross of regulatory deductions	164,713,771	-	-	-	164,713,771
3	Other instruments not included in line 2	-	-	-	17,470,233	17,470,233
4	Ratail funding:	129,074,811	125,089,118	754,368	2,945,468	239,166,745
5	Stable funding	82,488,995	53,407,198	-	-	129,101,383
6	Less stable funding	46,585,816	71,681,920	754,368	2,945,468	110,065,362
7	Wholesale Funding, of which:	26,437,635	386,140,576	37,228,191	111,749,390	209,696,927
8	Operating deposits and deposits of affiliated cooperatives	10,314,521	-	-	-	4,511,764
9	Other wholesale fundings	16,123,114	386,140,576	37,228,191	111,749,390	205,185,163
10	Operations in which the institution acts exclusively as an intermediary, assuming no rights or obligations, even if contingent	-	30,383,414	2,173	152,583	-
11	Other liabilities, of which:	62,506,583	24,950,621	-	-	4,576,256
12	Derivatives whose replacement value is less than zero	-	41,608	-	-	-
13	Other liabilities or shareholders' equity not included in the previous items	62,506,583	24,909,013	-	-	4,576,256
14	Total of Available Stable Funding (ASF)	-	-	-	-	635,623,931
15	Total High Quality Liquid Assets (HQLA)	-	-	-	-	14,866,127
16	Operating deposits held in other financial institutions	-	-	-	-	-
17	Securities, securities and transactions with financial institutions, non-financial institutions and central banks, of which:	5,981,349	205,884,884	75,927,002	268,859,486	344,672,984
18	Transactions with financial institutions collateralized by Level 1 HQLA	-	15,293,610	-	-	1,529,361
19	Transactions with financial institutions collateralized by HQLA Level 2A, Level 2B or without collateral	-	43,860,573	3,874,055	2,465,669	6,274,154
20	Loans and financing granted to wholesale, retail, central government and central bank operations, of which:	-	127,338,475	61,937,442	159,986,927	234,947,530
21	Operations with a Risk Weighting Factor (FPR) of less than or equal to 35%, pursuant to Circular No. 3644, of 2013	-	-	-	266,821	174,162
22	Residential real estate financing, of which:	-	2,671,136	2,402,256	33,290,208	24,175,331
23	Operations that comply with the provisions of Circular No. 3644, of 2013, art. 22	-	2,671,136	2,402,256	33,290,208	24,175,331
24	Securities not eligible for HQLA, including shares traded on the stock exchange	5,981,349	16,721,090	7,713,249	72,849,861	77,572,446
25	Operations in which the institution acts exclusively as an intermediary, assuming no rights or obligations, even if contingent	-	29,846,713	2,437,311	57,664	-
26	Other assets, of which:	189,213,031	23,574,415	255,784	14,064,500	180,400,296
27	Operations with gold and commodities, including those with a forecast of physical settlement	-	-	-	-	-
28	Assets provided as a result of the deposit of initial guarantee margin in operation with derivatives and participation in	-	-	-	12,305,556	10,459,722
	mutualized guarantee funds of clearing houses and clearing and settlement service providers that are interposed as central counterparty
29	Derivatives whose replacement value is greater than or equal to zero	-	1,704,628	-	-	-
30	Derivatives whose replacement value is less than zero, gross of the deduction of any guarantee provided as a result of the margin deposit	-	-	-	-	1,577,581
31	Other assets not included in the previous lines	189,213,031	21,869,787	255,784	1,758,944	168,362,993
32	Transactions not recorded in the balance sheet	-	328,019,623	-	-	11,792,062
33	Total Required Stable Funding (RSF)	-	-	-	-	551,731,471
34	NSFR (%)					115.2%

(1) Corresponds to the total balance sheet, position on December 31, 2019; and

(2) Corresponds to the value after applying the weighting factors.

The NSFR long-term indicator presented a volume weighted for available stable funding resources much higher to that of required stable funding resources, with a surplus weighted balance of approximately R$84 billion, resulting in an indicator of 115.2%.

The amount of available stable funding (ASF) is formed largely by the funding of clients considering the level of stability as the main factor for the contribution of the ASF. The calculation of December 2019 for the ASF presented a participation of 38% from the funding of Retail and 33% from the funding of Wholesale.

The values of required stable funding (RSF) are constituted by the Asset items and by items not recognized on the statement of financial position. These statement of financial position items are weighted according to their respective liquidity profile, therefore, the items related to loans and other assets, with low or no liquidity, feature prominently in the RSF (high weighting factors), while highly liquid assets, such as, for example unpledged federal public securities, receive low weighting factors. On December 31, 2019, the loan operations (item 20) accounted for 43% of the total RSF, while other assets (item 31) participated in 31% of the RSF.

Internal Communication

In the process of liquidity risk management, reports are distributed daily to the areas involved in management and control, as well as to Management. This process includes the use of several analysis instruments to monitor liquidity, such as:

•       Daily distribution of liquidity control instruments;

•       Automatic intraday update of the liquidity reports for appropriate management by the Treasury Department;

•       Preparation of reports with past behavior and future simulations based on scenarios;

•       Daily verification of compliance with minimum liquidity levels;

•       Elaboration of complementary reports where the concentrations of funding by type of product, term and counterparty are presented; and

•       Weekly reports to the Senior Management, showing the behavior and expectations related to the liquidity situation.

The liquidity risk management process also has an alert system that selects the appropriate reporting level according to the percentage of the established limit utilized. Thus, the lower the liquidity ratios, the higher the number and echelon of Senior Management members who receive the reports.

Undiscounted cash flows of financial liabilities

The table below presents the cash flows payable for non-derivative financial liabilities, covering the remaining contractual period to maturity as from the date of the consolidated statement of financial position. The values disclosed in this table represent the undiscounted contractual cash flows.

	R$ thousand
	On December 31, 2019
	Up to 1 month	From 1 to 3 months	From 3 months to 1 year	From 1 to 5 years	More than 5 years	Total

Deposits from banks	211,933,285	7,951,703	17,687,715	16,148,899	5,095,470	258,817,072
Deposits from customers	155,375,679	5,905,668	50,655,420	152,739,946	12,720	364,689,433
Funds from issuance of securities	5,525,148	15,106,936	64,755,163	105,451,340	7,777,040	198,615,627
Subordinated debt	756	34,732	33,848	15,617,690	33,705,500	49,392,526
Other financial liabilities (1)	49,689,795	13,312,723	4,436,523	9,071,260	2,610,826	79,121,127
Total liabilities	422,524,663	42,311,762	137,568,669	299,029,135	49,201,556	950,635,785

	R$ thousand
	On December 31, 2018
	Up to 1 month	From 1 to 3 months	From 3 months to 1 year	From 1 to 5 years	More than 5 years	Total

Deposits from banks	187,971,161	11,043,189	31,568,186	18,339,106	6,278,070	255,199,712
Deposits from customers	154,751,012	8,321,457	51,709,653	142,724,058	86,171	357,592,351
Funds from issuance of securities	2,715,463	7,704,113	57,416,558	110,993,400	2,819,759	181,649,293
Subordinated debt	303,419	83,095	6,290,777	25,122,764	43,080,703	74,880,758
Other financial liabilities (1)	38,764,438	11,790,526	4,717,811	3,672,499	3,652,961	62,598,235
Total liabilities	384,505,493	38,942,380	151,702,985	300,851,827	55,917,664	931,920,349

(1) Include, mainly, credit card transactions, foreign exchange transactions, negotiation and intermediation of securities, leases and capitalization bonds. For more information on leases, in the amount of R$5,724,960 thousand, see note 37a.

The assets available to meet all the obligations and cover the outstanding commitments include cash and cash equivalents, financial assets, loans and advances. Management may also cover unexpected cash outflows by selling securities and by having access to sources of additional funds, such as asset-backed-markets.

The previous table shows the undiscounted contractual cash flows of the financial liabilities of the Organization. The cash flows that the Organization estimates for these instruments may vary significantly from those presented. For example, it is expected that demand deposits of customers will maintain a stable or increasing balance, and it is not expected that these deposits will be withdrawn immediately.

The gross cash outflows presented in the previous table refer to the undiscounted contractual cash flow related to the financial liability.

In the Organization, liquidity-risk management involves a series of controls, mainly related to the establishment of technical limits, with the ongoing evaluation of the positions assumed and the financial instruments used.

Undiscounted cash flows for derivatives

All the derivatives of the Organization are settled at net value, and include:

•       Foreign currency derivatives - over-the-counter currency options, currency futures, and currency options traded on an exchange; and

•       Interest rate derivatives - interest rate swaps, forward rate contracts, interest rate options, other interest rate contracts, interest rate futures traded on an exchange and interest rate options traded on an exchange.

The table below analyzes the derivative financial liabilities that will be settled at net value, grouped based on the period remaining from the reporting date to the respective maturity date. The values disclosed in the table are undiscounted cash flows.

	R$ thousand
	On December 31, 2019
	Up to 1 month	From 1 to 3 months	From 3 months to 1 year	From 1 to 5 years	More than 5 years	Total

Differential of swaps payable	2,464,064	385,676	510,465	7,826,017	730,510	11,916,732
Non-deliverable forwards	90,835	115,400	151,731	67,247	-	425,213
• Purchased	79,986	80,476	129,615	66,498	-	356,575
• Sold	10,849	34,924	22,116	749	-	68,638
Premiums of options	361,740	33,437	114,228	956,353	66,493	1,532,251
Other	153,047	115,947	150,988	62,388	-	482,370
Adjustment payables - future	23,676	-	-	-	-	23,676
Total of derivative liabilities	3,093,362	650,460	927,412	8,912,005	797,003	14,380,242

	R$ thousand
	On December 31, 2018
	Up to 1 month	From 1 to 3 months	From 3 months to 1 year	From 1 to 5 years	More than 5 years	Total

Differential of swaps payable	1,302,578	464,191	6,428,914	6,266,955	350,374	14,813,012
Non-deliverable forwards	96,680	141,438	250,176	25,676	637	514,607
• Purchased	14,062	17,695	101,869	18,090	637	152,353
• Sold	82,618	123,743	148,307	7,586	-	362,254
Premiums of options	1,001,464	20,355	127,983	123,491	372,057	1,645,350
Adjustment payables - future	21,283	-	-	-	-	21,283
Total of derivative liabilities	2,422,005	625,984	6,807,073	6,416,122	723,068	16,994,252

Statement of financial position by maturities

The tables below show the financial assets and liabilities of the Organization segregated by maturities used for the management of liquidity risks, in accordance with the remaining contractual maturities on the reporting date:

	R$ thousand
	On December 31, 2019
	Current			Non-current			Total
	1 to 30 days	31 to 180 days	181 to 360 days	1 to 5 years	More than 5 years	No stated maturity

Assets
Cash and balances with banks	109,610,999	-	-	-	-	-	109,610,999
Financial assets at fair value through profit or loss	238,533,342	1,656,694	697,750	6,739,576	2,132,415	-	249,759,777
Financial assets at fair value through other comprehensive income	10,143,306	21,137,632	9,604,834	100,201,043	41,411,881	9,951,314	192,450,010
Loans and advances to customers, net of impairment	58,050,113	106,578,634	66,089,533	149,779,180	43,031,256	-	423,528,716
Loans and advances to banks, net of impairment	48,010,255	5,636,401	3,219,405	2,217,730	-	-	59,083,791
Securities, net of provision for losses	34,408,860	21,261,680	16,049,734	46,629,975	48,568,111	-	166,918,360
Other financial assets (1)	42,308,091	115,534	500,348	10,564,411	2,613,397	-	56,101,781
Total financial assets	541,064,966	156,386,575	96,161,604	316,131,915	137,757,060	9,951,314	1,257,453,434

Liabilities
Financial liabilities at amortized cost
Deposits from banks	174,921,285	21,892,194	11,484,874	19,521,258	-	-	227,819,611
Deposits from customers (2)	163,312,671	20,878,485	41,249,228	140,787,156	-	-	366,227,540
Funds from issuance of securities	5,533,584	37,545,964	43,156,796	84,491,220	-	-	170,727,564
Subordinated debt	2,079	38,097	281,141	39,432,224	-	9,559,967	49,313,508
Other financial liabilities (3)	49,689,795	13,312,723	4,436,523	9,071,260	2,610,826	-	79,121,127
Financial liabilities at fair value through profit or loss	2,940,618	794,723	471,835	10,036,907	-	-	14,244,083
Provision for Expected Credit Loss							-
Loan Commitments	-	-	-	2,318,404	-	-	2,318,404
Financial guarantees	-	-	-	1,970,321	-	-	1,970,321
Insurance technical provisions and pension plans (2)	228,230,978	2,373,787	1,035,302	36,662,624	-	-	268,302,691
Total financial liabilities	624,631,010	96,835,973	102,115,699	344,291,374	2,610,826	9,559,967	1,180,044,849

	R$ thousand
	On December 31, 2018
	Current			Non-current		Total
	1 to 30 days	31 to 180 days	181 to 360 days	1 to 5 years	More than 5 years	No stated maturity

Assets
Cash and balances with banks	107,209,743	-	-	-	-	-	107,209,743
Financial assets at fair value through profit or loss	3,129,166	3,917,446	5,425,013	164,553,949	61,990,603	7,144,973	246,161,150
Financial assets at fair value through other comprehensive income	17,262,976	44,288,649	14,212,201	67,290,177	24,067,050	10,929,483	178,050,536
Loans and advances to customers, net of impairment	62,060,766	92,247,120	52,642,217	124,423,414	49,013,559	-	380,387,076
Loans and advances to banks, net of impairment	32,770,492	68,354,830	1,831,146	2,292,482	-	-	105,248,950
Securities, net of provision for losses	1,040,454	2,361,956	855,476	91,922,854	44,423,998	-	140,604,738
Other financial assets (1)	29,524,094	134,393	131,233	11,910,297	2,193,292	-	43,893,309
Total financial assets	252,997,691	211,304,394	75,097,286	462,393,173	181,688,502	18,074,456	1,201,555,502

Liabilities
Financial liabilities at amortized cost
Deposits from banks	193,135,637	20,377,472	13,489,852	15,646,679	4,664,339	-	247,313,979
Deposits from customers (2)	154,046,665	15,639,175	42,076,109	128,959,777	26,470	-	340,748,196
Funds from issuance of securities	2,598,083	29,410,415	34,192,057	81,108,678	719,785	-	148,029,018
Subordinated debt	7,059	149,894	6,305,187	22,492,556	15,434,005	9,254,743	53,643,444
Other financial liabilities (3)	38,764,438	11,790,526	4,717,811	3,672,499	3,652,961	-	62,598,235
Financial liabilities at fair value through profit or loss	15,066,551	373,896	162,153	177,029	372,458	-	16,152,087
Provision for Expected Credit Loss
Loan Commitments	-	-	-	2,551,676	-	-	2,551,676
Financial guarantees	-	-	-	719,216	-	-	719,216
Insurance technical provisions and pension plans (2)	216,282,259	2,347,327	939,034	32,009,667	-	-	251,578,287
Total financial liabilities	619,900,692	80,088,705	101,882,203	287,337,777	24,870,018	9,254,743	1,123,334,138

(1) Includes mainly foreign exchange transactions, debtors for guarantee deposits and negotiation and intermediation of securities;

(2) Demand and savings deposits and technical provisions for insurance and pension plans comprising VGBL and PGBL products are classified as up to 30 days, without considering average historical turnover; and

(3) Includes mainly credit card transactions, foreign exchange transactions, negotiation and intermediation of securities, finance lease and capitalization bonds.

The tables below show the assets and liabilities of the Organization segregated by current and non-current, in accordance with the remaining contractual maturities on the reporting date:

	R$ thousand
	On December 31, 2019
	Current	Non-current	Total
Assets
Total financial assets	793,613,145	463,840,289	1,257,453,434
Non-current assets held for sale	1,357,026	-	1,357,026
Investments in associated companies	-	7,635,612	7,635,612
Premises and equipment	-	14,659,222	14,659,222
Intangible assets and goodwill, net of accumulated amortization	-	14,724,647	14,724,647
Taxes to be offset	11,569,545	4,116,256	15,685,801
Deferred income tax assets	-	59,570,055	59,570,055
Other assets	7,042,105	399,783	7,441,888
Total non-financial assets	19,968,676	101,105,575	121,074,251
Total assets	813,581,821	564,945,864	1,378,527,685

Liabilities
Total financial liabilities	823,582,682	356,462,167	1,180,044,849
Other reserves	5,525,041	19,714,888	25,239,929
Current income tax liabilities	2,595,277	-	2,595,277
Deferred income tax assets	-	1,080,603	1,080,603
Other liabilities	31,246,562	2,776,891	34,023,453
Total non-financial liabilities	39,366,880	23,572,382	62,939,262
Total equity	-	135,543,574	135,543,574
Total equity and liabilities	862,949,562	515,578,123	1,378,527,685

	R$ thousand
	On December 31, 2018
	Current	Non-current	Total
Assets
Total financial assets	539,399,371	662,156,131	1,201,555,502
Non-current assets held for sale	1,353,330	-	1,353,330
Investments in associated companies	-	8,125,799	8,125,799
Premises and equipment	-	8,826,836	8,826,836
Intangible assets and goodwill, net of accumulated amortization	-	16,128,548	16,128,548
Taxes to be offset	3,683,210	9,815,054	13,498,264
Deferred income tax assets	-	48,682,569	48,682,569
Other assets	5,443,840	1,929,026	7,372,866
Total non-financial assets	10,480,380	93,507,832	103,988,212
Total assets	549,879,751	755,663,963	1,305,543,714

Liabilities
Total financial liabilities	801,871,600	321,462,538	1,123,334,138
Other reserves	1,846,682	17,955,489	19,802,171
Current income tax liabilities	2,373,261	-	2,373,261
Deferred income tax assets	48,925	1,151,664	1,200,589
Other liabilities	32,630,277	1,527,158	34,157,435
Total non-financial liabilities	36,899,145	20,634,311	57,533,456
Total equity	-	124,676,120	124,676,120
Total equity and liabilities	838,770,745	466,772,969	1,305,543,714

3.4.    Fair value of financial assets and liabilities

The Organization applies IFRS 13 for financial instruments measured in the consolidated statement of financial position at fair value, which requires disclosure of fair-value measurements according to the following fair-value hierarchy of fair value measurement:

•       Level 1

Quoted prices in active markets for identical assets or liabilities. Level 1 assets and liabilities include debt and equity securities and derivative contracts that are traded in an active market, as well as Brazilian government securities that are highly liquid and are actively traded in over-the-counter markets.

•       Level 2

Valuation uses observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Level 2 assets and liabilities include derivative contracts whose value is determined using a pricing model with inputs that are observable in the market or can be derived principally from or corroborated by observable market data, including but not limited to yield curves, interest rates, volatilities, equity or debt prices and foreign exchange rates.

•       Level 3

Valuation uses unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities normally include financial instruments whose value is determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of fair value requires significant Management judgment or estimation. This category generally includes certain corporate and bank debt securities and certain derivative contracts.

To fair value securities which have no consistent, regulatory updated, public price source, Bradesco uses models defined by the mark-to-market Commission and documented in the mark-to-mark manual for each security type. Through the use of methods and both mathematical and financial models which capture the effects and variations in the prices of marked-to-market assets, or similar instruments, Bradesco is able to ascertain in a clear and consistent manner the determination of fair value of its Level 3 assets and liabilities.

The tables below present the composition of the financial assets and liabilities measured at fair value, classified using the hierarchical levels:

	R$ thousand
	On December 31, 2019
	Level 1	Level 2	Level 3	Fair Value
Brazilian government securities	195,987,017	4,848,858	3	200,835,878
Corporate debt and marketable equity securities	7,911,149	4,772,477	707,392	13,391,018
Bank debt securities	1,466,695	13,517,702	-	14,984,397
Mutual funds	5,518,833	-	-	5,518,833
Foreign governments securities	471,153	-	-	471,153
Brazilian sovereign bonds	47,308	-	-	47,308
Financial assets at fair value through profit or loss	211,402,155	23,139,037	707,395	235,248,587
Derivative financial instruments (assets)	107,388	14,392,323	11,479	14,511,190
Derivative financial instruments (liabilities)	(52,334)	(14,152,623)	(39,126)	(14,244,083)
Derivatives	55,054	239,700	(27,647)	267,107
Brazilian government securities	161,031,769	-	35,132	161,066,901
Corporate debt securities	2,344,002	2,541,288	600,387	5,485,677
Bank debt securities	5,098,002	414,477	-	5,512,479
Brazilian sovereign bonds	1,746,932	-	-	1,746,932
Foreign governments securities	6,454,894	-	-	6,454,894
Mutual funds	2,231,810	-	-	2,231,810
Marketable equity securities and other stocks	7,192,221	2,638,655	120,441	9,951,317
Financial assets at fair value through other comprehensive income	186,099,630	5,594,420	755,960	192,450,010
Total	397,556,839	28,973,157	1,435,708	427,965,704

	R$ thousand
	On December 31, 2018
	Level 1	Level 2	Level 3	Fair Value
Brazilian government securities	202,199,216	4,556,831	3	206,756,050
Corporate debt and marketable equity securities	3,678,532	5,206,852	418,558	9,303,942
Bank debt securities	1,554,257	8,610,197	-	10,164,454
Mutual funds	3,657,393	-	-	3,657,393
Foreign governments securities	849,114	-	-	849,114
Brazilian sovereign bonds	659,603	-	-	659,603
Financial assets at fair value through profit or loss	212,598,115	18,373,880	418,561	231,390,556
Derivative financial instruments (assets)	34,752	14,699,247	36,595	14,770,594
Derivative financial instruments (liabilities)	(32,434)	(16,095,752)	(23,901)	(16,152,087)
Derivatives	2,318	(1,396,505)	12,694	(1,381,493)
Brazilian government securities	150,778,773	-	39,982	150,818,755
Corporate debt securities	3,761,191	1,664,892	549,111	5,975,194
Bank debt securities	5,715,372	205,704	-	5,921,076
Brazilian sovereign bonds	1,564,667	-	-	1,564,667
Mutual funds	2,841,361	-	-	2,841,361
Marketable equity securities and other stocks	5,266,028	2,649,350	3,014,105	10,929,483
Financial assets at fair value through other comprehensive income	169,927,392	4,519,946	3,603,198	178,050,536
Total	382,527,825	21,497,321	4,034,453	408,059,599

Derivative Assets and Liabilities

The Organization's derivative positions are determined using quantitative models that require the use of multiple inputs including interest rates, prices and indices to generate continuous yield or pricing curves and volatility factors. The majority of market inputs are observable and can be obtained, from B3 (principal source) and the secondary market. Exchange traded derivatives valued using quoted prices are classified within Level 1 of the valuation hierarchy. However, few classes of derivative contracts are listed on an exchange; those are classified as Level 2 or Level 3.

The yield curves are used to determine the fair value by the method of discounted cash flow, for currency swaps and swaps based on other risk factors. The fair value of futures and forward contracts is also determined based on quoted markets prices on the exchanges for exchanges-traded derivatives or using similar methodologies to those described for swaps. The fair value of options is determined using external quoted prices or mathematical models, such as Black-Scholes, using yield curves, implied volatilities and the fair value of the underlying asset. Current market prices are used to determine the implied volatilities. The fair values of derivative assets and liabilities also include adjustments for market liquidity, counterparty credit quality and other specific factors, where appropriate.

The majority of these models do not contain a high level of subjectivity as the methodologies used in the models do not require significant judgment and inputs to the model are readily observable from active quoted markets. Such instruments are generally classified within Level 2 of the valuation hierarchy.

Derivatives that are valued based on mainly unobservable market parameters and that are not actively traded are classified within Level 3 of the valuation hierarchy. Level 3 derivatives include credit default swaps which have corporate debt securities as underlyings.

The table below presents a reconciliation of all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) during the years 2019 and 2018:

	R$ thousand
	Financial assets at fair value through profit or loss	Financial assets at fair value through other comprehensive income	Derivatives	Total

Balance on December 31, 2017	352,446	6,891,288	(4,903)	7,238,831
Included in the statement of income and other comprehensive income	24,142	(374,664)	-	(350,522)
Acquisitions	150,950	91,668	17,597	260,215
Write-offs	(22,262)	(939)	-	(23,201)
Transfer with categories (1)	-	(3,419,149)	-	(3,419,149)
Transfer levels (2)	(86,715)	320,342	-	233,627
Balance on December 31, 2018	418,561	3,508,546	12,694	3,939,801
Included in the statement of income and other comprehensive income	(31,773)	(293,123)	-	(324,896)
Acquisitions	132,408	318,623	-	451,031
Write-offs	(396,260)	(2,891,422)	(40,341)	(3,328,023)
Transfer levels (2)	584,459	113,336	-	697,795
Balance on December 31, 2019	707,395	755,960	(27,647)	1,435,708

(1) With the adoption of IFRS 9, a significant portion of the debentures that were in the category of available for sale are now measured at amortized cost; and

(2) These papers were reclassified between levels 2 and 3, as there was an increase in credit risk and the spread curve has unobservable parameters. When there is a reduction in this credit risk, the papers are transferred from level 3 to level 2.

The tables below show the gains/(losses) due to changes in fair value, including the realized and unrealized gains and losses, recorded in the consolidated statement of income for Level 3 assets and liabilities during the years 2019, 2018 and 2017:

	R$ thousand
	Year ended December 31, 2019
	Financial assets at fair value through profit or loss	Financial assets at fair value through other comprehensive income	Total

Interest and similar income	54,132	18,114	72,246
Net trading gains/(losses) realized and unrealized	(85,905)	(311,237)	(397,142)
Total	(31,773)	(293,123)	(324,896)

	R$ thousand
	Year ended December 31, 2018
	Financial assets at fair value through profit or loss	Financial assets at fair value through other comprehensive income	Total

Interest and similar income	8,415	79,579	87,994
Net trading gains/(losses) realized and unrealized	15,727	(454,243)	(438,516)
Total	24,142	(374,664)	(350,522)

	R$ thousand
	Year ended December 31, 2017
	Financial assets held for trading	Financial assets available for sale	Total

Interest and similar income	25,967	182,269	208,236
Net trading gains/(losses) realized and unrealized	(10,099)	(917,271)	(927,370)
Total	15,868	(735,002)	(719,134)

Sensitivity analysis for financial assets classified as Level 3

	R$ thousand
	On December 31, 2019
	Impact on income (1)			Impact on shareholders' equity (1)
	1	2	3	1	2	3
Interest rate in Reais	(44)	(6,489)	(12,504)	(12)	(1,798)	(3,436)
Price indexes	(10)	(383)	(761)	(0)	(0)	(0)
Equities	(2,019)	(50,472)	(100,944)	(978)	(24,456)	(48,913)

	R$ thousand
	On December 31, 2018
	Impact on income (1)			Impact on shareholders' equity (1)
	1	2	3	1	2	3
Interest rate in Reais	(7)	(1,491)	(2,669)	(102)	(20,473)	(36,901)
Price indexes	-	-	-	(16)	(1,750)	(3,296)
Equities	(1,748)	(43,705)	(87,410)	(15,987)	(399,669)	(799,338)

 (1) Values net of taxes.

The sensitivity analyses were carried out based on the scenarios prepared for the dates shown, always taking into consideration market inputs available at the time and scenarios that would adversely impact our positions, in accordance with the scenarios below:

Scenario 1: Based on market information (B3, Anbima, etc.), stresses were applied for 1 basis point on the interest rate and 1.0% variation on prices. For example: for a Real/US dollar exchange rate of R$4.02 a scenario of R$4.06 was used, while for a 1-year fixed interest rate of 4.56%, a 4.57% scenario was applied;

Scenario 2: 25.0% stresses were determined based on market information. For example: for a Real/US dollar exchange rate of R$4.02 a scenario of R$5.02 was used, while for a 1-year fixed interest rate of 4.56%, a 5.70% scenario was applied. The scenarios for other risk factors also had 25.0% stresses in the respective curves or prices; and

Scenario 3: 50.0% stresses were determined based on market information. For example: for a Real/US dollar quote of R$4.02 a scenario of R$6.03 was used, while for a 1-year fixed interest rate of 4.56%, a 6.84% scenario was applied. The scenarios for other risk factors also had 50.0% stresses in the respective curves or prices.

Financial instruments not measured at fair value

The table below summarizes the carrying amounts and the fair values of the financial assets and liabilities that were not presented in the consolidated statements of financial position at their fair value, classified using the hierarchical levels:

	R$ thousand
	On December 31, 2019
	Fair Value				Book value
	Level 1	Level 2	Level 3	Total
Financial assets (1)
Loans and receivables
· Banks	-	59,091,251	-	59,091,251	59,083,791
· Customers	-	-	428,641,947	428,641,947	423,523,411
Securities at amortized cost	102,851,594	64,025,403	11,638,647	178,515,644	166,918,360

Financial liabilities
Deposits from banks	-	-	227,880,098	227,880,098	227,819,611
Deposits from customers	-	-	366,023,072	366,023,072	366,227,540
Funds from issuance of securities	-	-	169,488,130	169,488,130	170,727,564
Subordinated debt	-	-	50,108,020	50,108,020	49,313,508

	R$ thousand
	On December 31, 2018
	Fair Value				Book value
	Level 1	Level 2	Level 3	Total
Financial assets (1)
Loans and receivables
· Banks	-	105,248,950	-	105,248,950	105,248,950
· Customers	-	-	381,797,390	381,797,390	380,387,076
Securities at amortized cost	90,337,827	50,758,010	5,827,822	146,923,659	140,604,738

Financial liabilities
Deposits from banks	-	-	248,216,967	248,216,967	247,313,979
Deposits from customers	-	-	340,512,921	340,512,921	340,748,196
Funds from issuance of securities	-	-	147,572,438	147,572,438	148,029,018
Subordinated debt	-	-	54,081,544	54,081,544	53,643,444

 (1)  Amounts of loans and receivables are presented net of the provision for impairment losses.

Below we list the methodologies used to determine the fair values presented above:

Loans and receivables

Fair values were estimated for groups of similar loans based upon type of loan, credit quality and maturity. Fair value for fixed-rate transactions was determined by discounted cash flow estimates using interest rates approximately equivalent to our rates for new transactions based on similar contracts. Where credit deterioration has occurred, estimated cash flows for fixed and floating-rate loans have been reduced to reflect estimated losses.

The fair values for performing loans are calculated by discounting scheduled principal and interest cash flows through maturity using market discount rates and yield curves that reflect the credit and interest rate risk inherent to the loan type at each reporting date. The fair values for impaired loans are based on discounting cash flows or the value of underlying collateral.

The non-performing loans were allocated into each loan category for purposes of calculating the fair-value disclosure. Assumptions regarding cash flows and discount rates are based on available market information and specific borrower information.

Bonds and securities at amortized cost

Financial assets are carried at amortized cost. Fair values are estimated according to the assumptions described in Note 2(d). See Note 24 for further details regarding the amortized cost.

Deposits from banks and customers

The fair value of fixed-rate deposits with stated maturities was calculated using the contractual cash flows discounted with current market rates for instruments with similar maturities and terms. For floating-rate deposits, the carrying amount was considered to approximate fair value.

Funds from securities issued

The carrying values of funds from securities issued approximate the fair values of these instruments.

Subordinated debt

Fair values for subordinated debts were estimated using a discounted cash flow calculation that applies interest rates available in the market for similar maturities and terms.

3.5.    Independent Model Validation

The main purpose of the Independent Model Validation Area - AVIM is to verify if the models operate according to the objectives envisaged, as well as if its results are suitable for the uses for which they are intended.

The Independent Model Validation Area adopts a methodology that includes quantitative and qualitative dimensions, assessing the adequacy of processes of governance, construction of models and their assumptions, and use and monitoring of the models.

3.6.    Capital management

Capital Management Corporate Process

The Capital Management provides the conditions required to meet the Organization's strategic goals to support the risks inherent to its activities. In this way, it adopts a forward-looking stance when elaborating its capital plan, anticipating the need for capital for the next three (3) years, as well as establishing procedures and contingency actions to be considered in adverse scenarios.

The Organization manages capital in line with the strategic guidelines, involving the control and business areas, in accordance with the guidelines of the Board of Executive Officers and Board of Directors.

The structure of Capital Management Governance, Internal Capital Adequacy Assessment Process (ICAAP) and Recovery Plan is composed by Commissions, Committees and its highest level body is the Board of Directors. The Controllership Department ensures compliance with the stipulations of the Central Bank of Brazil pertaining to capital management activities and assistance to the Senior Management by providing analyses and projections of capital requirements and availability, identifying threats and opportunities that help plan the sufficiency and optimization of capital levels.

The Organization also has a Recovery Plan, delivered to the Central Bank of Brazil in December of each year and approved by the Board of Directors in accordance with Resolution No. 4,502, of June 30, 2016 from the CMN, establishing procedures for the preparation of recovery plans, in order to maintain adequate levels of capital and liquidity in situations of severe stress in financial institutions considered systemically important.

Capital Adequacy

The Reference Equity (RE) adequacy is verified daily to ensure that the Organization maintains a solid capital base in normal situations or in extreme market conditions and complying with regulatory requirements.

The objective of the Central Bank of Brazil is that the financial institutions permanently maintain capital and additional Common Equity Tier I (Conservation, Systemic and Countercyclical) compatible with the risks from their activities. The risks are represented by Risk-Weighted Assets (RWA), which is calculated based on, at least, the sum of Credit, market and operational risk components.

Additionally, the Organization must maintain enough capital to meet the interest rate risk from operations not included in the trading portfolio (Banking Portfolio's interest rate risk).

Capital Sufficiency

The capital management process is aligned with the strategic planning and is forward looking, anticipating any changes in the economic and commercial environment conditions in which the Organization operates.

The Organization's capital management aims at permanently ensuring a sound capital composition to support the development of its activities and to ensure adequate coverage of risks incurred. The Organization maintains a managerial capital margin (buffer), which is added to the minimum regulatory requirements.

The management buffer is defined according to regulatory requirements, observing aspects such as additional impacts generated by stress scenarios, qualitative risks and risks not captured by the regulatory model.

The Organization's regulatory capital sufficiency can be seen by periodically calculating the Basel Ratio, Tier I Ratio and Common Equity Ratio.

Capital Forecast

The capital management area is responsible for making simulations and projections of the Organization's capital, in accordance with the strategic guidelines, the impacts arising from variations and trends of the economic and business environment as well as regulatory changes. The results from the projections are submitted to the Senior Management, pursuant to the governance established.

Analysis of Reference Equity (RE) and Capital Indexes

Following is the detailed information on the Organization's Capital, in compliance with the Prudential Conglomerate:

Calculation basis - Basel Ratio	R$ thousand
	Basel III
	On December 31
	2019	2018
	Prudential
Tier I capital	100,831,668	90,322,147
Common equity	91,271,701	81,090,060
Shareholders' equity	133,723,221	121,120,869
Minority / Other	106,302	169,606
Prudential adjustments (1)	(42,557,822)	(40,200,415)
Additional Capital (3)	9,559,967	9,232,087
Tier II capital	24,443,737	27,618,026
Subordinated debts (Resolution No. 4.192/13)	21,324,281	22,416,933
Subordinated debts (prior to Resolution No. 4.192/13)	3,119,456	5,201,093
Reference Equity (a)	125,275,405	117,940,173

- Credit risk	680,907,697	598,057,619
- Market risk	13,571,488	10,407,258
- Operational risk	64,572,141	53,150,786
Risk-weighted assets - RWA (b)	759,051,326	661,615,663
Banking Book's Interest Rate Risk	3,535,922	5,180,343
Margin (Capital Buffer) (2)	32,022,015	34,911,835
Basel ratio (a/b)	16.5%	17.8%
Tier I capital	13.3%	13.7%
- Principal capital	12.0%	12.3%
- Additional capital	1.3%	1.4%
Tier II capital	3.2%	4.1%

(1) According to CMN Resolution No. 4,192/13, as from January 2018, the factor applied to prudential adjustments is 100%;
(2) Margin: Minimum (PR - PRE - IRRBB; PR Level I - RWA*6%; PR - RWA*4.5%) - Additional Common Equity; and
(3) Authorization of subordinated debts to compose Tier I in the amount of R$4,179 thousand (R$1,737 thousand in December 2018 and R$2,442 thousand in January 2019).

Breakdown of Risk-Weighted Assets (RWA)

Below is the detailed comparison of the risk-weighted assets (RWA) of the Prudential Conglomerate:

RWA	R$ thousand
	On December 31
	2019	2018
	Prudential
Credit risk	680,907,697	598,057,619
Risk Weight of 0%	-	-
Risk Weight of 2%	-	83,052
Risk Weight of 20%	2,013,917	3,229,634
Risk Weight of 35%	13,636,518	11,393,716
Risk Weight of 50%	34,584,945	32,072,200
Risk Weight of 70%	78,147	-
Risk Weight of 75%	152,407,502	130,208,551
Risk Weight of 85%	136,879,718	115,191,858
Risk Weight of 100%	274,131,256	265,578,016
Risk Weight of 150%	21,512	-
Risk Weight of 250%	34,226,888	30,408,772
Risk Weight of 300%	7,119,182	6,634,117
FORMULA (3)	21,818,346	3,250,205
Risk Weight up to 1,250%	3,989,766	7,498
Market Risk (4)	13,571,488	10,407,258
Fixed-rate in Reais	2,137,575	3,621,542
Foreign Currency Coupon	3,229,863	6,949,809
Price Index Coupon	2,349,025	1,399,478
Equities	694,263	1,087,814
Commodities	1,015,513	757,438
Exposure to Gold, Foreign Currencies and Exchange	11,147,550	4,424,487
Operational Risk	64,572,141	53,150,786
Corporate Finance	1,879,143	1,655,552
Trading and Sales	7,427,004	2,443,551
Retail	11,413,989	10,032,258
Commercial	26,451,579	23,508,471
Payment and Settlement	7,661,071	6,834,660
Financial Agent Services	4,265,433	4,055,903
Asset Management	5,311,463	4,465,702
Retail Brokerage	162,459	154,689
Total Risk Weighted Assets	759,051,326	661,615,663
Total Capital Requirement	60,724,106	57,064,351
Banking Book's Interest Rate Risk	3,535,922	5,180,343

Additional Common equity (ACPS) (3)	26,566,796	15,713,372
ACP Conservation	18,976,283	12,405,294
ACP Systemic	7,590,513	3,308,078

(1) Risk weighting factors defined according to Articles 23-A and 23-B of Circular Letter of Central Bank of Brazil No. 3,644/13, as amended by Circular Letter No. 3,949 of June 25, 2019;

(2) Risk weighting factor defined according to Article 26-A of Circular Letter of Central Bank of Brazil No. 3,644/13, as amended by Circular Letter No. 3,921 of December 5, 2018;

(3) As established by Circular Letters of Central Bank of Brazil No. 3,848 and No. 3,849;

(4) For purposes of calculation of the market risk, the capital requirement will be the maximum between the internal model and 80% of the standard model, pursuant to Circular Letters No. 3,646 and 3,674 of the Central Bank of Brazil; and

(5) In 2019, the value of the conservation ACP represents 2.5% of the amount of RWA. The systemic ACP represents 1.0% of the amount of RWA Systemic Relevance Factor determined according to Circular Letter No. 3,768 of the Central Bank of Brazil - Total Exposure and GDP of the year before last in relation to the base date: R$1.1 trillion and R$6.6 trillion, respectively. The contracyclical ACP remained at 0% of the amount of RWA, pursuant to Communication No. 34,724/19 of Central Bank of Brazil, where the RWA of the loan risk to the non-banking private sector (RWACPrNB) is R$601 billion in Brazil.

3.7.    Insurance risk/subscription risk

Insurance risk is the risk related to a possible loss event that may occur in the future and for which there is uncertainty over the amount of damages that result from it. A component of insurance risk is underwriting risk, which arises from an adverse economic situation not matching the Organization's expectations at the time of drafting its underwriting policy, with regard to the uncertainties existing in the definition of actuarial assumptions as well as in the constitution of technical provisions as well as for pricing and calculating insurance premiums and contributions. In short, it refers to the risk of the frequency or severity of loss events or benefits exceeding the Organization's estimates.

Underwriting risk is managed by the Technical Department. Underwriting and risk acceptance policies are periodically evaluated by working groups. In addition, one of the main tasks of the Board for Risk Management, Internal Controls and Compliance an integral part of the Risk Management Structure, has as one of its main duties, the structuring of internal models for underwriting risks and calculation of regulatory capital for these businesses and certifies the pricing studies for new products.

The management process seeks to diversify insurance operations, aiming to excel at balancing the portfolio, and is based on the grouping of risks with similar characteristics in order to reduce the impact of individual risks.

Uncertainties over estimated future claim payments

Claims are due as they occur. The Organization must indemnify all covered events that occurred during the policy period, even if a loss is discovered after coverage ends. As a result, claims are reported over a period and a significant portion are accounted for in the Provisions for Claims Incurred but Not Reported (IBNR). The estimated cost of claims includes direct expenses to be incurred when settling them.

Giving the uncertainties inherent to the process for estimating claims provisions, the final settlement may be different than the original provision.

Asset and liability management (ALM)

The Organization periodically analyzes future cash flows on assets and liabilities held in portfolio (ALM - Asset Liability Management). The method used for ALM analysis is to observe the sufficiency or insufficiency of the present value of the stream of assets in relation to the present value of the stream of liabilities, and the duration of assets in relation to that of liabilities. The aim is to verify that the situation of the portfolio of assets and liabilities is balanced in order to honor the Organization's future commitments to its participants and insured persons.

The actuarial assumptions used to generate the flow of liabilities are in line with actuarial practices and also with the characteristics of the Organization's product portfolio.

Risk management by product

Monitoring the insurance contract portfolio enables us to track and adjust premiums practiced, as well as assess the need for alterations. Other monitoring tools in use include: (i) sensitivity analysis, and (ii) algorithmic checks and corporate system notifications (underwriting, issuance and claims).

The main risks associated with non-life insurance

•       Oscillations in the incidence, frequency and severity of the claims and the indemnifications of claims in relation to the expectations;

•       Unpredictable claims arising from an isolated risk;

•       Inaccurate pricing or inadequate underwriting of risks;

•       Inadequate reinsurance policies or risk transfer techniques; and

•       Insufficient or excessive technical provisions.

Generally the property insurance underwritten is of short duration.

The underwriting strategies and goals are adjusted by management and informed through internal guidelines and practice and procedure manuals.

The risks inherent to the main property insurance business lines are summarized as follows:

•         Auto insurance includes, among other things, physical damage to the vehicle, loss of the insured vehicle, third-party liability insurance for vehicles and personal accident for passengers; and

•         Business, home and miscellaneous insurance includes, among other things, fire risks (e.g. fire, explosion and business interruption), natural disasters (earthquakes, storms and floods), engineering lines (explosion of boilers, breakdown of machinery and construction) and marine (cargo and hull) as well as liability insurance.

Non-life insurance risk management

The Organization monitors and evaluates risk exposure and undertakes the development, implementation and revision of guidelines related to underwriting, treatment of claims, reinsurance and constitution of technical provisions. The implementation of these guidelines and the management of these risks are supported by the technical departments of each risk area.

The Technical Departments has developed mechanisms, e.g. risk grouping by CPF, CNPJ (Individual and Corporate Taxpayer's ID) and risky addresses, that identify, quantify and manage accumulated exposures in order to keep them within the limits defined in the internal guidelines.

The main risks associated with life insurance and private pension plans

Life insurance and private pension plans are generally long-term in nature and, accordingly, various actuarial assumptions are used to manage and estimate the risks involved, such as: assumptions about returns on investments, longevity, mortality and persistence rates in relation to each business unit. Estimates are based on historical experience and on actuarial expectations.

The risks associated with life insurance and private pension plans include:

•       Biometric risks, which includes mortality experience, adverse morbidity, longevity and disability. The mortality risk may refer to policyholders living longer than expected (longevity) or passing away before expected. This is because some products pay a lump sum if the person dies, and others pay regular amounts while the policyholder is alive;

•       Policyholder's behavior risks, which includes persistence rate experience. Low persistence rates for certain products may result in less policies/private pension plan agreements remaining contracted to help cover fixed expenses and may reduce future positive cash flows of the underwritten business. A low persistence rate may affect liquidity of products which carry a redemption benefit;

•       Group life-insurance risk results from exposure to mortality and morbidity rates and to operational experience worse than expected on factors such as persistence levels and administrative expenses; and

•       Some Life and Pension Plan products have pre-defined yield guarantees, and thereby face risk from changes in financial markets, returns on investments and interest rates that are managed as a part of market risk.

Life insurance and private pension plan risk management

•       The Organization monitors and assesses risk exposure and is responsible for developing, implementing and reviewing policies relating to underwriting, processing claims, and technical reserves for insurance purposes. Implementation of these policies and management of these risks are supported by the Technical Department;

•       The Technical Department has developed mechanisms, such as analysis of possible risk accumulations based on monthly reports, that identify, quantify and manage accumulated exposures to keep them within limits defined by internal policies;

•       Longevity risks are carefully monitored in relation to the most recent data and to the trends in the environments in which the Organization operates. Management monitors exposure to this risk and the capital implications of it in order to manage the possible impacts, as well as to ensure that business has the capital that it may require. The Management adopts improvement assumptions in its calculation of technical provisions in order  to predict and thus be covered for possible impacts generated by the improvement in life expectancy of the insured/assisted population;

•       Mortality and morbidity risks are partially mitigated through reinsurance contracts for catastrophes;

•       Persistency risk is managed through frequent monitoring of the Organization's experience. Management has also defined rules on the management and monitoring of persistence and the implementation of specific initiatives to improve, when appropriate, the renewal of policies that expire; and

•       The risk of a high level of expenses is primarily monitored through the evaluation of the profitability of the business units and the frequent monitoring of expense levels.

The main risks associated with health and dental insurance

•       Variations in cause, frequency and severity of indemnities of claims compared to expectations;

•       Unforeseen claims resulting from isolated risk;

•       Incorrect pricing or inadequate subscription of risks; and

•       Insufficient or overvalued technical provisions.

For individual health insurance, for which certain provisions are calculated based on expected future cash flows (difference between expected future claims and expected future premiums), there are a number of risks, in addition to those cited above, such as biometric risk, including mortality and longevity experience and the insured's behavioral risk, which covers persistency experience, as well as interest-rate risk that is managed as a part of market risk.

Management of health and dental insurance risk

•       The Organization monitors and evaluates risk exposure and is responsible for the development, implementation and review of policies that cover subscription, treatment of claims and technical insurance provisions. The implementation of these policies and management of risks are supported by the Superintendent of Actuary and Statistics;

•       The Superintendent of Actuary and Statistics has developed mechanisms, such as statistical reports and performance by type that identify, quantify and manage accumulated exposure in order to keep it within the limits defined by internal policies;

•       Longevity risk is carefully monitored using the most recent data and tendencies of the environment in which the Organization operates. Management monitors exposure to this risk and its capital implications in order to manage possible impacts, as well as the funding that the future business needs;

•       Persistency risk is managed through the frequent management of the Organization's experience. Management has also established guidelines for the management of persistency in order to monitor and implement specific initiatives, when necessary, to improve retention of policies; and

•       The risk of elevated expenses is primarily monitored through the evaluation of the profitability of business units and the frequent monitoring of expense levels.

Results of sensitivity analysis -  Life, Non life and Health and Dental Insurance

For each sensibility scenario the impact is shown in the income and shareholders' equity after taxes and contributions, in a reasonable and possible change in just a single factor. We emphasize that the insurance operations are not exposed to significant currency risk.

Sensitivity factor	Description of sensitivity factor applied
Interest rate	Effect of lowering the risk free forward yield curve rate
Loss events	Impact on the business of increased loss events and claims
Longevity (improvement)	Impact of an improved survival estimates on annuity contracts
Conversion to income	Impact on annuity contracts of a higher rate of conversion to income

Sensitivity tests for pension plan products, including Life Insurance with Survival Coverage (VGBL), and for Individual Life Insurance (which is a Life product), were made considering the same bases of the TAP test with variation in the assumptions listed below:

	R$ thousand
	On December 31, 2019
	Interest rate	Longevity (improvement)	Conversion to income
Percentage adjustment to each assumption:	Variation of -5%	0.2%	+ 5 b.p.

Traditional plans (contributing period)	(74,077)	(12,415)	(29,520)
PGBL and VGBL (contributing period)	(9,217)	(1,819)	(38,797)
All plans(retirement benefit period)	(123,647)	(63,917)	-
Total	(206,941)	(78,151)	(68,317)

For non life, life (except individual life) and health insurance, the table below shows increase in the events/claims were to rise 1 percentage point over the 12 months from the calculation base date.

	R$ thousand
	Gross of reinsurance		Net of reinsurance
	On December 31		On December 31
	2019	2018	2019	2018
Auto	(24,258)	(21,721)	(24,258)	(21,721)
RE (Elementary branch)	(9,953)	(8,366)	(9,664)	(7,980)
Life	(31,701)	(29,633)	(31,549)	(29,541)
Dental	(4,984)	(3,941)	(4,984)	(3,941)
Health	(123,571)	(104,574)	(123,571)	(104,574)

Limitations of sensitivity analysis

Sensitivity analyses show the effect of a change in an important premise while other premises remain unchanged. In real situations, premises and other factors may be correlated. It should also be noted that these sensitivities are not linear and therefore greater or lesser impacts should not be interpolated or extrapolated from these results.

Sensitivity analyses do not take account of the fact that assets and liabilities are managed and controlled. Additionally, the Organization's financial position may vary with any movement occurring in the market. For example, the risk management strategy aims to manage exposure to fluctuations in the market. As investment markets move through various levels, management initiatives may include sales of investments, altered portfolio allocations, and other protective measures.

Other limitations of the sensitivity analyses include the use of hypothetical market movements to show the potential risk, which only represents Management's view of possible market changes in the near future, which cannot be foreseen with certainty, and they also assume that all interest rates move in the same manner.

Risk concentration

Potential exposures are monitored, analyzing certain concentrations in some type of insurance. The table below shows risk concentration by type of insurance (except health and dental), based on net premiums, net of reinsurance:

Premium issued by branch, net of cancellation	R$ thousand
	On December 31
	2019	2018
Auto	4,115,426	3,987,645
RE (Elementary branch)	1,600,632	1,485,537
Traditional plans	1,184,755	1,892,855
Life insurance	8,588,654	7,041,906
VGBL	25,563,864	23,492,119
PGBL	2,770,148	2,461,808

Credit risk of insurance

Credit risk consists of the possible incurrence of losses associated with non-performance, by the borrower or counterparty, of its financial obligations according to agreed terms, as well as the fall in value of any credit agreement as a result of deterioration in the risk classification of the borrower, and other losses related to any non-performance of financial obligations by the counterparty.

Credit risk management

Credit risk management in the Organization is a continuous and evolving process including the mapping, development, evaluation and diagnosis of existing models, instruments and procedures that requires a high level of discipline and control in the analysis of operations to preserve the integrity and independence of processes.

As noted above, credit risk is managed at the corporate level using structured, independent internal procedures based on proprietary documentation and reports, duly assessed by the risk management structures of Organization, and based on the gradual deployment of internal models for the determination, measurement and calculation of capital.

Reinsurance policy

No matter how conservative and selective insurers are in the choice of their partners, the purchase of reinsurance presents, naturally embedded in its operation, a credit risk. However, in Brazil this risk has relatively decreased due to current legal laws and regulations, once insurers should operate with reinsurers registered with SUSEP, that are classified as local, admitted or occasional. Reinsurers classified as admitted and occasional, headquartered abroad, must meet specific minimum requirements set forth in current legislation.

The Bradesco Organization's policy for purchasing reinsurance and approval of reinsurers are the responsibility of the Board of Executive Officers, observing to the minimum legal requirements and regulations, some of them aimed at minimizing the credit risk intrinsic to the operation, and considering the shareholders' equity consistent with amounts transferred.

Another important aspect of managing reinsurance operations is the fact that the Organization aims to work within its contractual capacity, thereby avoiding the frequent purchases of coverages in optional agreements and higher exposures to the credit risk.

Practically, all property damage portfolios, except automotive, are hedged by reinsurance which, in most cases, is a combination of proportional and non-proportional plans by risk and/or by event.

Currently, part of the reinsurance contracts (proportional and non-proportional) are transferred to IRB Brasil Resseguros S.A. Some admitted reinsurers participate with lower individual percentages, but all have minimum capital and rating higher than the minimum established by the Brazilian legislation, which, in Management's judgment, reduces the credit risk.

Exposure to insurance credit risk

Management believes that maximum exposure to credit risk arising from premiums to be paid by insured parties is low, since, in some cases, coverage of claims may be canceled (under Brazilian regulations), if premiums are not paid by the due date. Exposure to credit risk for premium receivables differs between risks yet to be incurred and risks incurred, since there is higher exposure on incurred-risk lines for which coverage is provided in advance of payment of the insurance premium.

The Organization is exposed to concentrations of risk with individual reinsurance companies, due to the nature of the reinsurance market and strict layer of reinsurance companies with acceptable loan ratings. The Organization manages the exposures of its reinsurance counterparties, limiting the reinsurance companies that may be used, and regularly assessing the default impact of the reinsurance companies.

3.8.    Operational Risk

Operational risk is represented by the possibility of incurring losses arising from failures, deficiencies or the inadequacy of internal processes, people, systems and external events. This includes legal risk, associated with the activities we carry out.

Operational Risk Management Process

We have adopted the Three Lines of Defense model, which consists of identifying and assigning specific responsibilities to the Departments so that essential operational risk management tasks are performed in an integrated and coordinated manner. Accordingly, the following procedures are carried out:

•       Identifying, assessing, and monitoring the operational risks inherent in our activities;

•       Assessing the operational risks inherent in new products and services, in order to promote their adequacy to the legislation, procedures and controls;

•       Mapping and addressing records of operational losses to make up an internal data base;

•       Provide analyses that offer quality information to Departments, aimed at improving operational risk management;

•       Evaluating the scenarios and indicators for the purposes of economic capital composition and improvement of the Organization's risk maps;

•       Assessing and calculating regulatory and economic capital needs in connection with the operational risk; and

•       Preparing reports on the operational risk and its main aspects in order to support the strategic decisions of the Organization.

These procedures are supported by a number of internal controls, validated on an independent basis in relation to their effectiveness and operations, in order to meet the risk appetite limits established by the Organization.

Operational risk is primarily controlled and followed up by an independent area, the Integrated Risk Control Department, and is supported by a number of areas that integrate the management process of this risk.